                                                                 Exhibit 10.25

                          HILTON HOTELS THRIFT SAVINGS PLAN


                                  (1996 RESTATEMENT)

                                TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
ARTICLE I
             DEFINITIONS . . . . . . . . . . . . . . . . . . . . . . . . . .  1

ARTICLE II
             ELIGIBILITY . . . . . . . . . . . . . . . . . . . . . . . . . . 23
             Section 2.1  Requirements for Participation . . . . . . . . . . 23
             Section 2.2  Notice of Eligibility. . . . . . . . . . . . . . . 23
             Section 2.3  Application to Participate . . . . . . . . . . . . 23
             Section 2.4  Designation of Beneficiary . . . . . . . . . . . . 24
             Section 2.5  Date of Participation. . . . . . . . . . . . . . . 26

ARTICLE III
             PARTICIPANT'S CONTRIBUTIONS . . . . . . . . . . . . . . . . . . 26
             Section 3.1  Participant Contributions. . . . . . . . . . . . . 26
             Section 3.2  Compensation Deferrals . . . . . . . . . . . . . . 27
             Section 3.3  Change in Participant's Contributions. . . . . . . 29
             Section 3.4  Cessation of Participation . . . . . . . . . . . . 29
             Section 3.5  Investment Funds . . . . . . . . . . . . . . . . . 30
             Section 3.6  Valuation of Accounts. . . . . . . . . . . . . . . 31
             Section 3.7  Section 404(c) Provisions. . . . . . . . . . . . . 31
             Section 3.8  Section 402(g) Limit on Compensation
                          Deferrals. . . . . . . . . . . . . . . . . . . . . 32
             Section 3.9  Section 401(k) Limitations on
                          Compensation Deferrals . . . . . . . . . . . . . . 34
             Section 3.10 Section 401(m) Limitations on Participant
                          Contributions and Matching Company Contributions . 39
             Section 3.11 Rollover Contributions . . . . . . . . . . . . . . 43

ARTICLE IV
             COMPANY CONTRIBUTIONS . . . . . . . . . . . . . . . . . . . . . 44
             Section 4.1  Matching Company Contributions . . . . . . . . . . 44
             Section 4.2  Allocation of Matching Company
                          Contributions. . . . . . . . . . . . . . . . . . . 46
             Section 4.3  Contribution Limits. . . . . . . . . . . . . . . . 47
             Section 4.4  Limit of Deductible Contributions By The
                          Company. . . . . . . . . . . . . . . . . . . . . . 47

ARTICLE V
             PARTICIPANT'S ACCOUNTS. . . . . . . . . . . . . . . . . . . . . 47
             Section 5.1  Account Balances . . . . . . . . . . . . . . . . . 47
             Section 5.2  Allocation of Earnings, Losses and
                          Changes in Fair Market Value of the Net Assets of
                          the Funds. . . . . . . . . . . . . . . . . . . . . 48
             Section 5.3  Vesting of Participant's Interests . . . . . . . . 48

ARTICLE VI
             DISTRIBUTION FROM TRUST FUND. . . . . . . . . . . . . . . . . . 51

                                                                           PAGE
                                                                           ----
             Section 6.1  When Interests Become Distributable and
                          Effect Thereof . . . . . . . . . . . . . . . . . . 51
             Section 6.2  Payment. . . . . . . . . . . . . . . . . . . . . . 52
             Section 6.3  Disposition of Forfeitable Interest -
                          Effect of Rehiring . . . . . . . . . . . . . . . . 57
             Section 6.4  Spendthrift Trust Provisions . . . . . . . . . . . 58
             Section 6.5  Withdrawal of Contributions. . . . . . . . . . . . 59
             Section 6.6  Missing Participant or Beneficiary . . . . . . . . 66
             Section 6.7  Direct Rollovers . . . . . . . . . . . . . . . . . 67

ARTICLE VII
             COMMITTEE, INVESTMENT AND ADMINISTRATION. . . . . . . . . . . . 69
             Section 7.1  Appointment of Committee . . . . . . . . . . . . . 69
             Section 7.2  General Duties and Powers of Committee . . . . . . 69
             Section 7.3  Investment Powers and Duties . . . . . . . . . . . 71
             Section 7.4  Organization of Committee. . . . . . . . . . . . . 74
             Section 7.5  Records and Reports. . . . . . . . . . . . . . . . 75
             Section 7.6  Claims Procedure . . . . . . . . . . . . . . . . . 76
             Section 7.7  Manner of Administering. . . . . . . . . . . . . . 77
             Section 7.8  Compensation, Bonding, Expenses
                          and Indemnity. . . . . . . . . . . . . . . . . . . 77

ARTICLE VIII
             CONTINUANCE AND AMENDMENT OF PLAN . . . . . . . . . . . . . . . 79
             Section 8.1  Continuance of Plan Not a Contractual
                          Obligation of Company - Impossibility of
                          Diversion. . . . . . . . . . . . . . . . . . . . . 79
             Section 8.2  Consolidation or Merger. . . . . . . . . . . . . . 80
             Section 8.3  Amendments . . . . . . . . . . . . . . . . . . . . 81
             Section 8.4  Termination of Plan. . . . . . . . . . . . . . . . 82

ARTICLE IX
             ADMINISTRATION OF THE TRUST FUND -
             THE TRUST AGREEMENT - EXPENSES. . . . . . . . . . . . . . . . . 83

ARTICLE X
             MISCELLANEOUS . . . . . . . . . . . . . . . . . . . . . . . . . 84
             Section 10.1 Loans to Participants. . . . . . . . . . . . . . . 84
             Section 10.2 Limits on Employees' Rights. . . . . . . . . . . . 88
             Section 10.3 Transfers of Participants. . . . . . . . . . . . . 88
             Section 10.4 Context to Control . . . . . . . . . . . . . . . . 89
             Section 10.5 Construction . . . . . . . . . . . . . . . . . . . 89
             Section 10.6 Qualified Domestic Relations Orders. . . . . . . . 89
             Section 10.7 Action by Participant or Other Person. . . . . . . 89
             Section 10.8 Receipt or Release . . . . . . . . . . . . . . . . 90

                                                                           PAGE
                                                                           ----
             Section 10.9 Persons Under Incapacity . . . . . . . . . . . . . 90
             Section 10.10 Top-Heavy Plan Requirements . . . . . . . . . . . 90

ARTICLE XI
             LAW GOVERNING AND SEVERABILITY. . . . . . . . . . . . . . . . . 91

APPENDIX A
             ANNUAL ADDITION LIMITS. . . . . . . . . . . . . . . . . . . . .A-1

APPENDIX B
             TOP-HEAVY PROVISIONS. . . . . . . . . . . . . . . . . . . . . .B-1

                        HILTON HOTELS THRIFT SAVINGS PLAN
                               (1996 Restatement)

                  HILTON HOTELS CORPORATION, pursuant to action of its Board of Directors taken at a duly called meeting, has adopted and does institute the following as an amendment and restatement in toto of the Hilton Hotels Thrift Savings Plan:

                                    ARTICLE I

                                   DEFINITIONS

                  When used herein and in the Trust Agreement, with the first letter capitalized, the following words shall have the following meanings unless the context clearly indicates otherwise.

                  "Account" or "Accounts" shall mean the accounts established to record a Participant's interest in the Trust Fund established in accordance with this Plan.

                  "Affiliated Employer" shall mean, with respect to the Company and each Participating Employer;

                  (a) Each corporation which is a member of a controlled group of corporations (within the meaning of Section 1563(a) of the Code, determined without regard to Section 1563(a)(4) and (e)(3)(C) thereof) of which the Company or Participating Employer is a component member,

                  (b) each entity (whether or not incorporated) which is under common control with the Company or

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Participating Employer, as such common control is defined in Section 414(c)
of the Code and Regulations issued thereunder,

                  (c) any organization which is a member of an affiliated service group (within the meaning of Section 414(m) of the Code) of which the Company or a Participating Employer is a member, and

                  (d) any organization which is required by regulations issued under Section 414(o) of the Code to be treated as an Affiliated Employer. For the purposes of Section 4.3 of this Plan the phrase "more than 50 percent" shall be substituted for the phrase "at least 80 percent" each place it appears in Section 1563(a)(1) of the Code. The term "Affiliated Employer" shall also include each predecessor employer to the extent required by Section 414(a) of the Code or to the extent designated by the Board of Directors. Notwithstanding the foregoing, an organization shall not be considered an Affiliated Employer for any purpose under the Plan prior to the date it is considered affiliated under clauses (a) through (d) above.

                  "Beneficiary" or "Beneficiaries" shall mean the person or persons, including a trustee, personal representative or other fiduciary, last designated in writing by a Participant in accordance with the provisions of Section 2.4 to receive the benefits specified hereunder in the event of the Participant's death. If there is no valid Beneficiary designation in effect that complies with the provisions of Section 2.4, or if there is no surviving designated Beneficiary, then the Participant's surviving spouse shall be the Beneficiary. If there is no surviving spouse to receive any benefits payable in accordance with the preceding sentence, the duly appointed and currently acting personal representative of the Participant's estate (which shall include either the Participant's probate estate or living trust) shall be the Beneficiary. In any case where there is no such personal representative of the Participant's estate duly appointed and acting in that capacity within 90 days after the Participant's death (or such extended period as the Committee determines is reasonably necessary to allow such personal representative to be appointed, but not to exceed 180 days after the Participant's death), then Beneficiary or Beneficiaries shall mean the person or persons who can verify by affidavit or court order to the satisfaction of the Committee that they are legally entitled to receive the benefits specified hereunder.

                  In the event any amount is payable under the Plan to a minor, payment shall not be made to the minor, but instead shall be paid (i) to that person's then living parent(s) to act as custodian, (ii) if that person's parents are then divorced, and one parent is the sole custodial parent, to such custodial parent, or (iii) if no parent of that person is then living, to a custodian selected by the Committee to hold the funds for the minor under the Uniform

Transfers or Gifts to Minors Act in effect in the jurisdiction in which the minor resides. If no parent is living and the Committee decides not to select another custodian to hold the funds for the minor, then payment shall be made to the duly appointed and currently acting guardian of the estate for the minor or, if no guardian of the estate for the minor is duly appointed and currently acting within 60 days after the date the amount becomes payable, payment shall be deposited with the court having jurisdiction over the estate of the minor.

                  "Board of Directors" shall mean the Board of Directors of HILTON HOTELS CORPORATION.

                  "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

                  "Committee" shall mean the Administrative Committee appointed in accordance with Article VII.

                  "Company" shall mean HILTON HOTELS CORPORATION, any predecessor corporation, or any successor corporation resulting from merger, consolidation, or transfer of assets substantially as a whole which shall expressly agree in writing to continue this Plan and, where the context so warrants, any Participating Employer.

                  "Company Contribution Account" shall mean the Account established to hold matching Company contributions contributed in accordance with Article IV on behalf of each Participant, together with the allocations thereto as required by the Plan.

                  "Compensation" shall mean compensation paid or accrued, to or on behalf of a Participant, subject to Employer FICA Taxes under the Code provisions in effect on March 1, 1978 (without regard to the dollar limitation). Such Compensation shall include overtime, bonuses, gratuities subject to Employer FICA Taxes, vacation pay and holiday pay. Such Compensation shall not include tips, tokens, gratuities or other forms of extra Compensation not subject to Employer FICA Taxes, relocation, maintenance or severance allowances, retirement plan contributions or benefits, fees, or insurance premiums or benefits, and shall also exclude any amounts attributable to a plan, program or other arrangement based on or involving Hilton Hotels Corporation capital stock which otherwise would be treated as Compensation. Compensation shall include amounts by which a Participant's Compensation is reduced pursuant to a cafeteria plan, in accordance with Section 125 of the Code. Effective January 1, 1994, Compensation shall include tips, tokens and gratuities, but only to the extent that such tips, tokens and gratuities are actually reported as income subject to income tax withholding on form W-2 for the Employee.

                  Notwithstanding the foregoing, for purposes of Section 3.10 of this Plan, Compensation shall mean compensation actually paid by the Company to the Participant during the Plan Year and reportable for federal income tax purposes on Form W-2, reduced by the amounts described in Treas. Reg. Section 1.414(s)-1(c)(3).

                  For Plan years beginning on or after January 1, 1989, the maximum amount of an Employee's Compensation which shall be taken into account under the Plan for any Plan Year shall be $200,000 adjusted at the same time and in the same manner as under Section 415(d) of the Code. For any Plan Year of fewer than twelve months, the $200,000 limit shall be reduced to the amount obtained by multiplying the $200,000 limit (as adjusted under Code Section 415(d)) by a fraction having a numerator equal to the number of full months in the Plan Year and a denominator equal to twelve.
For purposes of the $200,000 limitation referred to above, the Compensation of any Participant who is either a 5% owner (as defined in Section 416(i)(1) of the Code), or one of the ten most highly paid Highly Compensated Employees during the Plan Year ("First Participant") shall be aggregated with the Compensation of any Participant who has not attained age 19 and is a lineal descendant of the First Participant and any Participant who is the spouse of the First Participant. In any case in which such aggregation would produce Compensation in excess of the $200,000 limitation, the amount of the First Participant's Compensation that is considered under the Plan shall be reduced until the $200,000 limitation is met.

                  Notwithstanding the foregoing, for Plan Years beginning on or after January 1, 1994, the $200,000 limit referred to above shall be reduced to $150,000 adjusted in accordance with
Section 401(a)(17)(B) of the Code. For purposes of applying the $150,000 limit, the rules set forth in the preceding paragraph shall continue to apply, except that "$150,000" shall replace "$200,000" each place it appears.

       "Compensation Deferrals" shall mean an amount contributed to this Plan by the Company in lieu of being paid to a Participant as salary or wages. Compensation Deferrals shall be made under salary reduction arrangements between each Participant and the Company with respect to salary or wages not yet paid or otherwise available to the Participant as of the date of the Participant's election under the arrangement. Section 3.2 contains the provisions under which Compensation Deferrals may be made.

       "Compensation Deferral Account" shall mean the Account maintained by the Committee for each Participant that is to be credited with Company payments to the Plan attributable to the Participant's Compensation Deferrals that are credited to this Account in accordance with Section 3.2, together with the allocations thereto as required by the Plan.

        "Disability Retirement Date" shall mean the date of retirement prior to the Normal Retirement Date fixed by the Company for a Participant who is found by the Committee, in its sole discretion, after consideration of such evidence as it may require, including reports of such physicians as it may designate, to have become totally and permanently unable to discharge his assigned duties as a result of mental or physical disease or condition.

        "Effective Date" of this Plan is the 1st day of January, 1979.

       "Eligible Employee" shall mean each Employee of the Company and Participating Employers except that there shall be excluded all leased employees described in Section 414(n) of the Code and those employees covered by a collective bargaining agreement between the Company or Participating Employers and any collective bargaining representative if retirement benefits were the subject of good faith bargaining between such representative and the Company or Affiliated Employer unless the Employee is a member of a group of employees to whom this Plan has been extended by such a collective bargaining agreement.

        "Employee" shall mean every person employed by the Company or an Affiliated Employer, including any leased employee described in Section 414(n) of the Code and any other individual required to be treated as employed by the Company or an Affiliated Employer under Section 414(o) of the Code.

        "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time.

        "Fiduciary" shall mean all persons defined in Section 3(21) of ERISA associated in any manner with the control, management, operation, and administration of the

Plan or the assets of the Plan, and such term shall be construed as including the term "Named Fiduciary" with respect to those Fiduciaries named in the Plan or who are identified as Fiduciaries pursuant to procedures specified in the Plan.

        "Fiscal Year" shall mean the fiscal year of the HILTON HOTELS CORPORATION. At present, that Fiscal Year commences the first day of January and ends the last day of December, and this shall be the Plan Year, limitation year, and the taxable year of the Trust established pursuant to this Plan.

        "Highly Compensated Employee" shall, with respect to the Company and each Participating Employer, mean:

         a)  For Plan Years Commencing on or prior to December 31,
1996:

             (i) Any Employee who performs services for the Company or any Affiliated Employer during the "determination year" and who, during the "look-back year" (1) was a 5% owner of the Company or any Affiliated Employer; (2) received compensation from the Company or any Affiliated Employer in excess of $75,000 (as adjusted pursuant to Section 415(d) of the Code); (3) received compensation from the Company or any Affiliated Employer in excess of $50,000 (as adjusted pursuant to Section 415(d) of the Code) and was a member of the "top-paid group" for such year; or (4) was an officer of the Company or any Affiliated Employer and received compensation during such year that is greater than 50% of the dollar limitation in effect under Section 415(b)(1)(A) of the Code;

             (ii) Any Employee who performs services for the Company or any Affiliated Employer during the determination year and who, with respect to the determination year, is either described in (a)(i)(1) above or is both one of the 100 Employees who received the most compensation from the Company or any Affiliated Employer during the determination year and is described in
(a)(i)(2), (a)(i)(3) or (a)(i)(4); or

              (iii) Any Employee who separated from service (or was deemed to have separated) prior to the determination year, performs no services for the Company or any Affiliated Employer during the determination year, and met the description in (a)(i) or (a)(ii) above for either the separation year or any determination year ending on or after the Employee's 55th birthday.

               (iv) If no officer of the Company or any Affiliated Employer has compensation in excess of 50% of the dollar limitation in effect under
Section 415(b)(1)(A) of the Code during a determination year or a look-back year, the highest paid officer for such year shall be treated as a Highly Compensated Employee.

                (v) If an Employee is, during a determination year or look-back year, a "family member" of either a 5% owner who is an Employee or of a Highly Compensated Employee in the group consisting of the 10 most highly compensated Employees ranked on the basis of compensation paid by the Company or any Affiliated Employer during the determination year or the look-back year, then the family member and 5% owner or top-ten Highly Compensated Employee shall be treated as a single Employee, and their compensation and contributions or benefits under this Plan shall be aggregated. Except as otherwise provided under Section 401(a)(17) of the Code, "family member' includes the spouse, lineal ascendants and descendants of the Employee or former Employee and the spouses of such lineal ascendants and descendants.

                (vi) The "determination year" shall be the Plan Year for which compliance is being tested, and the "look-back year" shall be the 12-month period immediately preceding the determination year.

                (vii) The top-paid group for a determination year or a look-back year shall consist of the top 20% of Employees ranked on the basis of compensation received during the year excluding Employees described in
Section 414(q)(8) of the Code and Treasury Regulations thereunder. The number of Employees treated as officers shall be limited to 50 (or, if less, the greater of 3 Employees or 10% of the Employees). For purposes of this definition of "Highly Compensated Employee", "compensation" means compensation within the meaning of Section 415(c)(3) of the Code, but including elective or salary reduction contributions to a cafeteria plan, cash or deferred arrangement or tax-sheltered annuity.

                  (viii) If the Company or Participating Employer makes an election for any year under this Paragraph (viii), in determining whether an Employee is a Highly Compensated Employee for such year, Paragraph (a)(i)(2) shall be applied by substituting "$50,000" for "$75,000," and Paragraph
(a)(i)(3) shall not apply.

              b)  For Plan Years Commencing after December 31, 1996:

                  (i) Any Employee who performs services for the Company or any Affiliated Employer who, at any time during the "determination year" or the "look-back year" was a 5% owner of the Company or any Affiliated Employer, or who, during the "look-back year," received compensation from the Company or any Affiliated Employer in excess of $80,000 (as adjusted pursuant to Section 415(d) of the Code); or

                  (ii) Any Employee who separated from service (or was deemed to have separated) prior to the determination year, performs no services for the Company or any Affiliated Employer during the determination year, and met the description in (b)(i) above for either the separation year or any determination year ending on or after the Employee's 55th birthday.

                  (iii) The "determination year" shall be the Plan Year for which compliance is being tested, and the "look-back year" shall be the 12-month period immediately preceding the determination year. The provisions of this Subsection (b) shall be applied to determine "Highly Compensated Employees" in any look-back year even if such look-back year coincided with a Plan Year which commenced on or prior to December 31, 1996.

                  (iv) For purposes of this definition of "Highly Compensated Employee", "compensation" means compensation within the meaning of Section 415(c)(3) of the Code, but including elective or salary reduction contributions to a cafeteria plan, cash or deferred arrangement or tax-sheltered annuity.

                  (v) If the Company or Participating Employer makes an election for any year under this Paragraph (b)(v), in determining whether an Employee is a Highly Compensated Employee for such year, Paragraph (b)(i) shall be applied by substituting "$80,000 (as adjusted pursuant to Section 415(d) of the Code) and who was a member of the 'top-paid group' for such year" for "$80,000 (as adjusted pursuant to Section 415(d) of the Code)" therein. The "top-paid group" for a look-back year shall consist of the top 20% of Employees ranked on the basis of compensation received during the year excluding Employees described in Section 414(q)(5) of the Code and Treasury Regulations thereunder.

      "Hour of Service" shall be defined as each hour

           (a) for which an Employee is paid, or entitled to payment, for the performance of duties for the Company or an Affiliated Employer;

           (b) for which the Employee is paid or entitled to payment by the Company or an Affiliated Employer on account of a period during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty, or leave of absence; or

            (c) for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Company or an Affiliated Employer.

      The following additional rules shall apply in calculating Hours of
Service: (1) no more than 501 Hours of Service are required to be credited to an Employee on account of any single period during which the Employee performs no duties; (2) an hour for which an Employee is directly or indirectly paid, or entitled to payment, on account of a period during which no duties are performed is not required to be credited to the Employee if such payment is made or due under a plan maintained solely for the purpose of complying with applicable worker's compensation, unemployment compensation, or disability insurance laws; (3) Hours of Service are not required to be credited for a payment which solely reimburses an Employee for medical or medically related expenses incurred by the Employee; (4) a payment shall be deemed to be made by or due from a Company or an Affiliated Employer regardless of whether such payment is made by or due from the Company or an Affiliated Employer directly, or indirectly through, among others, a trust fund, or insurer, to which the Company or an Affiliated Employer contributes or pays premiums and regardless of whether contributions made or due to the trust fund, insurer, or other entity are for the benefit of particular Employees or on behalf of a group of Employees in the aggregate; (5) no more than one Hour of Service shall be credited with respect to any hour of time;
(6) an "Hour of Service" shall include any hour for which an Employee is entitled to payment by a "leasing organization" (as described in Section 414(n)(2) of the Code) for the performance of duties for the Company or an Affiliated Employer.

      The definition of "Hour of Service" set forth herein shall also be construed in accordance with, and shall include any additional periods of service, that may be required by regulations promulgated by the United States Department of Labor. The hour of service rules stated in the Department of Labor Regulations Section 2530.200b-2(b) and -2(c) are herein incorporated by reference.

       "Investment Fund" shall mean one of the funds established by the Committee for the investment of the assets of the Plan pursuant to Sections 2.3(b) and 3.5.

       "Investment Manager" shall mean a Fiduciary designated by the Committee under this Plan to whom has been delegated the responsibility and authority to manage, acquire or dispose of Plan assets (a) who (1) is registered as an investment adviser under the Investment Advisers Act of 1940; (2) is a bank, as defined in that Act; or (3) is an insurance company qualified to perform investment advisory services under the laws of more than one state; and (b) who has acknowledged in writing that he is a Fiduciary with respect to the management, acquisition, and control of Plan assets.

       "Matched Compensation Deferrals" shall mean a Participant's Compensation Deferrals which are matched by the Company in accordance with
Section 4.1.

       "Matching Company Contributions" shall mean the contributions made by the Company or a Participating Employer pursuant to Section 4.1.

       "Normal Retirement Age" shall mean a Participant's sixty-fifth birthday. A Participant may retire at any time after attaining Normal Retirement Age. Until actual retirement, a Participant shall continue to participate in this Plan.

       "One Year Break in Service" or "Break in Service" shall mean a computation period during which an individual completes not more than 500 Hours of Service. The computation period for purposes of Section 2.1 shall be the twelve-month period commencing on the date the Employee first becomes an Employee and anniversaries thereof and for all other purposes shall be the Fiscal Year.

                  (a) Solely for purposes of determining whether an Employee sustains a Break in Service, an Employee shall be eligible to receive credit for absence (i) by reason of pregnancy of the Employee, (ii) by reason of the birth of a child of the Employee, (iii) by reason of the placement of a child with the Employee in connection with the adoption of the child by the Employee, or (iv) for purposes of caring for the child for a period beginning immediately following the birth or placement.

                  (b) The number of Hours of Service which shall credited to an Employee for a period of absence described in Subsection (a) above shall be (i) the number which otherwise would normally have been credited to the Employee but for the absence, or (ii) if the Committee determines that such number can not be determined, eight (8) Hours of Service per day of such absence; provided, however, that the total number of hours treated as Hours of Service under this Subsection (b) shall not exceed five hundred one (501) and that these Hours of Service shall be taken into account solely for purposes of determining whether or not the Employee has incurred a Break in Service.

                  (c)          The Hours of Service described in Subsection
(b) above shall be credited to the computation period (i) in which the absence from work begins, if the Employee would be prevented from incurring a Break in Service in that computation period solely because of such crediting, or (ii) in any other case, in the immediately following computation period.

                  (d) Subsections (a)-(c) above shall not apply unless the Employee provides such timely information as the Committee may reasonably require to establish (i) that the absence is for reasons described in Subsection (a), and (ii) the number of days for which there was such an absence.

                  "Participant" shall mean any Eligible Employee included in the Plan as provided in Article II.

                  "Participant Contribution Account" shall mean the account to which Participant Matched Contributions and Participant Supplementary Contributions are allocated pursuant to Section 5.1 on behalf of such Participant, together with the allocations thereto as required by the Plan.

                  "Participant Contributions" shall mean the Participant Matched Contributions and Participant Supplementary Contributions.

                  "Participant Matched Contributions" shall mean the contributions of Compensation made by a Participant pursuant to Section 3.1 which are matched by the Company in accordance with Section 4.1.

                  "Participant Supplementary Contributions" shall mean contributions of Compensation made by a Participant pursuant to Section 3.1 in excess of the Participant's

Matched Contributions which shall not be matched by Company contributions.

                  "Participating Employer" shall mean the Company and any Affiliated Employer with respect to the Company which, by resolution of its board of directors and with the approval of the Board of Directors, elects to participate in this Plan. In addition, "Participating Employer" shall mean other business entities in which the Company, directly or indirectly, has an interest or with which it has a contractual relationship designated from time to time by the Committee as being eligible to be included in the Plan, and which adopts the Plan by appropriate action; but any such designation or adoption may be terminated or withdrawn at any time by filing with the Company a resolution, respectively of the Committee or of the adopting business entity, and such termination or withdrawal the entity whose designation or adoption was so terminated or withdrawn shall not thereafter be considered a Participating Employer under this Plan. By electing to participate in this Plan, a Participating Employer agrees to be bound by any Plan or Trust amendment adopted by resolution of the Board of Directors or by the written instrument of any person to whom the Board of Directors has delegated its authority to adopt the amendment. Each Participating Employer shall also be bound by the investment and administrative control of the Plan by delegates properly appointed by the Company and Committee. Appendix C hereto sets forth the names of all

Participating Employers as of November 1, 1991 and shall be revised from time to time by the Committee or its delegate.

                  "Plan" means the Hilton Hotels Thrift Savings Plan set forth in this document and all subsequent amendments thereto.

                  "Plan Year" shall mean the Fiscal Year.

                  "Rollover Account" shall mean the Account maintained for a Participant that is credited with the amount, if any, received by the Plan in accordance with Section 3.11 as a rollover contribution, as defined in
Section 402(a)(5) of the Code, together with the allocations thereto as required by the Plan.

                  "Supplemental Compensation Deferrals" shall mean a Participant's Compensation Deferrals in excess of his or her Matched Compensation Deferrals. Supplemental Compensation Deferrals are those which are not matched by Company contributions.

                  "Trust" shall mean that Trust established pursuant to the Trust Agreement.

                  "Trust Agreement" shall mean that certain agreement between the Company and the Trustee providing for the investment and administration of the Trust Fund.

                  "Trust Fund" shall mean the fund established under the Trust Agreement by contributions made by the Company and Participants and from which any amounts payable under the Plan are to be paid.

                  "Trustee" shall mean the Trustee under the Trust Agreement.

                  "Valuation Date" shall mean any date as of which the Trust Fund was valued pursuant to Section 3.6.

                  "Year of Service" shall mean a computation period during which the Employee completes one thousand (1,000) or more Hours of Service for the Company or an Affiliated Employer. The computation period referred to in the preceding sentence shall be the Fiscal Year except for purposes of
Section 2.1, in which case the computation period shall be the twelve (12) month period commencing on the date the Employee first becomes an Employee (or any anniversary thereof). In no instance will an Employee be credited with more than one (1) Year of Service with respect to service performed in a single computation period. Notwithstanding any provision to the contrary in this Plan, an Employee shall be credited with Years of Service only with respect to periods of "covered service" and "contiguous noncovered service." For purposes of determining an Employee's Years of Service, "covered service" shall mean an Employee's service as an Eligible Employee and "contiguous noncovered service" shall mean an Employee's noncovered service as a non-Eligible Employee which immediately precedes or follows such Employee's covered service and no quit, discharge or retirement occurs between such covered service and uncovered service; provided, however, that any transfer of an Employee between (a) a corporation or trade or business included within the definition of "Company" and (b) an Affiliated Employer not included within the definition of "Company" shall result in such Employee's period of noncovered service which immediately precedes or follows such transfer being deemed "noncontiguous" for purposes of this definition of Year of Service.

                  A Participant's employment is not considered terminated for purposes of the Plan if the Employee has been on leave of absence with the consent of the Company or an Affiliated Employer, provided that he returns to the employ of the Company or an Affiliated Employer at the expiration of such leave or such longer period as may be prescribed by law in the case of a Participant who is a member of the armed forces of the United States. A leave of absence shall mean leaves granted by the Company or an Affiliated Employer, in accordance with rules uniformly applied to all Employees, for reasons of health, military or public service or for reasons determined by the Company or an Affiliated Employer to be in its best interests. Participants who do not return to the employ of the Company or an Affiliated Employer within ten days following the end of the leave of absence, or within the required time in case of service with the armed forces, shall be deemed to have terminated their employment as of the date when their leave began, unless such failure to return was the result of their death, total disability or normal retirement.

                                   ARTICLE II

                                   ELIGIBILITY

                  SECTION 2.1 REQUIREMENTS FOR PARTICIPATION. Participation in the Plan on the part of each Employee is voluntary. An Eligible Employee who on the Effective Date of this Plan, or the first day of any calendar month thereafter, has completed at least one Year of Service shall be eligible to participate as of the first day of the first calendar month coinciding with or next following the date the Eligible Employee satisfies the aforesaid service requirement.

                  SECTION 2.2 NOTICE OF ELIGIBILITY. The Committee shall give reasonable advance written notice to Employees of their prospective eligibility to become Participants, and shall state therein the conditions of participation.

                  SECTION 2.3 APPLICATION TO PARTICIPATE. An Eligible Employee eligible to become a Participant may become a Participant by filing, at least thirty (30) days before the first day of the month as of which participation is to commence, in such form and with such persons as the Committee shall designate, an application which shall:

                  (a) Specify the amount of Compensation Deferrals and Participant Contributions to be deducted from his Compensation by the Company and paid to the Trustee on his behalf;

                  (b) Specify the manner in which such contributions shall be invested, provided that such investments must be in accordance with
Section 3.5;

                  (c) Designate a Beneficiary or Beneficiaries to receive any payments which may be due under the Plan upon his death;

                  (d) Contain such other or additional information as in the opinion of the Committee is desirable or necessary in the operation of the Plan.

                  (e) Notwithstanding anything herein to the contrary, an Employee shall not be entitled to make contributions or deferrals for any calendar month which commenced prior to the Employee's specification of the amount of contributions or deferrals to be deducted from his Compensation, nor shall he be entitled to retroactively increase his specified contributions or deferrals.

                  (f) The aggregate Compensation Deferrals and Participant Contributions specified by a Participant pursuant to Section 2.3(a) shall not exceed 14% of such Participant's Compensation.

                  SECTION 2.4 DESIGNATION OF BENEFICIARY. Upon forms provided by the Committee, each Employee who becomes a Participant shall designate in writing the Beneficiary or Beneficiaries whom such Employee desires to receive any benefits payable under this Plan in the event of such Employee's death. A Participant may from time to time change his designated Beneficiary or Beneficiaries without the consent of such Beneficiary or Beneficiaries by filing a new designation in writing with the Committee. However, if a married Participant wishes to designate a person other than his spouse as Beneficiary, such designation shall be consented to in writing by the spouse, which consent shall acknowledge the effect of the designation and be witnessed by a Plan representative or a notary public. The Participant may change any election designating a Beneficiary or Beneficiaries without any requirement of further spousal consent if the spouse's consent so provides. Notwithstanding the foregoing, spousal consent shall be unnecessary if it is established (to the satisfaction of a Plan representative) that there is no spouse or that the required consent cannot be obtained because the spouse cannot be located, or because of other circumstances prescribed by Treasury Regulations. The Company, the Committee and the Trustee may rely upon his designation of Beneficiary or Beneficiaries last filed in accordance with the terms of this Plan. Upon the dissolution of marriage of a Participant, any designation of the Participant's former spouse as a Beneficiary shall be treated as though the Participant's former spouse had predeceased the Participant, unless (i) the Participant executes another Beneficiary designation that complies with this Section 2.4 and that clearly names such former spouse as a Beneficiary, or (ii) a court order presented to the Committee prior to distribution on behalf of the Participant explicitly requires the

Participant to continue to maintain the former spouse as the Beneficiary. In any case in which the Participant's former spouse is treated under the Participant's Beneficiary designation as having predeceased the Participant, no heirs or other beneficiaries of the former spouse shall receive benefits from the Plan as a Beneficiary of the Participant except as provided otherwise in the Participant's Beneficiary designation.

                  SECTION 2.5 DATE OF PARTICIPATION. Once the application for participation is completed, participation shall become effective on the date of eligibility specified in Section 2.1 and shall continue during the Participant's employment with the Company or Participating Employer.

                                   ARTICLE III

                           PARTICIPANT'S CONTRIBUTIONS

                  SECTION 3.1  PARTICIPANT CONTRIBUTIONS.

                  (a) A Participant may make Participant Contributions which shall be made solely by payroll deductions from his Compensation and the amounts so deducted shall be paid to the Trustee on or before ninety days following the time when the deduction is made. The amount, which shall be specified under Section 2.3(a) and deducted under this Section, shall be in whole percentages from 1% to 14% of his Compensation as specified by the Participant, subject to the limitation in Section 2.3(f).

                  (b) Notwithstanding any provision in this Plan to the contrary, if, due to federal or state tax withholding requirements the net amount of after-tax Compensation payable to a Participant by the Company for a pay period is less than the Compensation percentage specified by the Participant in accordance with Section 2.3(a), the Participant may make a cash contribution to the Plan equal to the difference between the Participant's contribution for the payroll period by payroll deduction, if any, and the Compensation percentage specified by the Participant. Any direct cash contribution by a Participant with respect to a payroll period in accordance with this Section 3.1(d) shall be made within thirty (30) days following the last day of such payroll period.

                  SECTION 3.2  COMPENSATION DEFERRALS.

                  (a) ELECTION TO DEFER. Subject to the limitations in Sections 2.3(f), 3.8, 3.9 and Appendix A, each Participant may elect Compensation Deferrals, in writing in the manner prescribed by the Committee, in whole percentages from 1% to 14% of the Participant's Compensation for each payroll period. The Participant's compensation shall be reduced by the amount of his Compensation Deferrals, which shall be credited to the Participant's Compensation Deferral Account, and shall be made in accordance with rules established by the Committee.

                  (b) STATUS OF COMPENSATION DEFERRALS. To make Compensation Deferrals under this Section, the Company will reduce the Participant's compensation in the amount authorized by the Participant and make a contribution to the Trustee equal to such reduction as of the earliest date on which such amount can reasonably be segregated from the Company's general assets, not to exceed 90 days from the date on which such amount would otherwise have been payable to the Participant in cash, or as of such earlier date as may be required by regulations issued pursuant to ERISA. Effective February 3, 1997, to make Compensation Deferrals under this Section, the Company will reduce the Participant's compensation in the amount authorized by the Participant and make a contribution to the Trustee equal to such reduction as of the earliest date on which such amount can reasonably be segregated from the Company's general assets, not to occur later than the 15th business day of the month following the month in which such amount would otherwise have been payable to the Participant in cash, or as of such earlier date as may be required by regulations issued pursuant to ERISA, or as of such later date as may be applicable if the Company qualifies for an extension of time to make such payment pursuant to regulations issued under ERISA. Compensation Deferrals constitute Company contributions under the Plan and are intended to qualify as elective contributions under Code Section 401(k).

                  (c) GENERAL LIMITATIONS ON COMPENSATION DEFERRALS. As of the last day of the Plan Year, the Committee shall determine the amount of Compensation

Deferrals in excess of those permitted under Section 3.8 of the Plan, and any excess shall be distributed to the Participant responsible for the excess Compensation Deferral in accordance with the Code, Treasury Regulations and
Section 3.9(d).

                  SECTION 3.3 CHANGE IN PARTICIPANT'S CONTRIBUTIONS. A Participant may as of the first day of any calendar month change the specifications with respect to payroll deductions made under Section 2.3(a), 3.1(a) and 3.2(a) to another specification permitted under such Sections by filing an application to change such specification in such form and with such person as the Committee shall designate. Such change in specification shall not become effective until the first day of the calendar month which is at least thirty days after the filing of such application.

                  SECTION 3.4 CESSATION OF PARTICIPATION. A Participant who changes his specification to direct that no contributions shall be deducted from his Compensation shall have such change effective as of the next regular payroll period and need not wait until the beginning of the next calendar month; provided, however, that such Participant may not again change such specification to begin further contributions sooner than the beginning of the payroll period in the calendar month coinciding with or next following three (3) months after the first payroll date for which no contribution is made by that Participant.

                  SECTION 3.5  INVESTMENT FUNDS.

                  (a) Five separate Investment Funds shall be established and maintained by the Committee under this Plan. The Committee, the Trustee or the Investment Manager shall determine the investments to be made under the Investment Funds. The Investment Funds shall be (i) a Fixed Income Fund,
(ii) a S&P 500 Index Stock Fund, (iii) a Growth & Income Stock Fund, (iv) a Balanced Fund, and (v) a Self-managed Account.

                  (b) Pursuant to rules established by the Committee and subject to the provisions of this Section, each Participant shall have the right and obligation to designate, in 10% increments, in which of the Investment Funds his Accounts will be invested, and to change such designation. The designation shall be on such forms as are established by the Committee or pursuant to such other methods (including telephonic transfers if authorized by the Committee). The Committee shall describe to the Participants the investments to be made under each Investment Fund in such detail as the Committee deems appropriate in its sole discretion.

                  (c) Participant loans made pursuant to this Plan shall not be included in any of the Investment Funds. Instead, for any Participant who takes such a loan, such loan shall be considered an investment of his Accounts.

Such Participant's Accounts shall be credited with the investment gain or loss attributable to such loan. The Committee may establish other rules, regulations, and procedures regarding the Investment Funds as it deems appropriate in its sole discretion.

                  SECTION 3.6  VALUATION OF ACCOUNTS.

                  (a) The value of the Accounts invested in the Investment Funds shall be established on each business day by the Trustee or the applicable Investment Manager, and investment gains and losses shall be allocated to such Accounts according to the investment elections of Participants.

                  (b) Notwithstanding anything to the contrary herein, if the Committee determines that an alternative method of allocating earnings and losses would better serve the interests of Participants and Beneficiaries or could be more readily implemented, the Committee may substitute such alternative; provided that any such alternative method must result in Plan earnings being allocated on the general basis of Account balances.

                  SECTION 3.7  SECTION 404(c) PROVISIONS.

                  (a)  This Plan is intended to constitute a plan described in
Section 404(c) of ERISA, and the regulations thereunder. As a result, with respect to elections described in this Plan and any other exercise of control by a Participant or his or her Beneficiary over assets in the Participant's Accounts, such Participant or Beneficiary shall be solely responsible for such actions and neither the Trustee, the Committee, the Company, an Investment Manager nor any other person or entity which is otherwise a Fiduciary shall be liable for any loss or liability which results from such Participant's or Beneficiary's exercise of control.

                  (b) The Committee shall provide to each Participant or his or her Beneficiary the information described in Section 2530.404b-1(b)(2)(i)(B)(1) of the Department of Labor Regulations. Upon request by a Participant or his or her Beneficiary, the Committee shall provide the information described in
Section 2530.404b-1(b)(2)(i)(B)(2) of the Department of Labor Regulations.

                  (c) The Committee may take such other actions or implement such other procedures as it deems necessary or desirable in order that the Plan comply with Section 404(c) of ERISA.

                  SECTION 3.8  SECTION 402(g) LIMIT ON COMPENSATION DEFERRALS.

                  (a) Compensation Deferrals made on behalf of any Participant under this Plan and all other plans (which are described in Section 3.8(c)) maintained by the Company or an Affiliated Employer shall not exceed the limitation under Code Section 402(g)(1) for the taxable year of the Participant, as adjusted annually under Section 402(g)(5) of the Code, and shall be effective as of January 1 of each calendar year.

                  (b)  In the event that the dollar limitation provided for in
Section 3.8(a) is exceeded, the Participant is deemed to have requested a distribution of the excess amount by the first March 1 following the close of the Participant's taxable year, and the Committee shall distribute such excess amount, and any income allocable to such amount, to the Participant by April 15th. In determining the excess amount distributable with respect to a Participant's taxable year, excess Compensation Deferrals previously distributed or redesignated as after-tax contributions for the Plan Year beginning with or within such taxable year shall reduce the amount otherwise distributable under this Subsection (b).

                  (c)  In the event that a Participant is also a participant in
(1) another qualified cash or deferred arrangement as defined in Section 401(k) of the Code, (2) a simplified employee pension, as defined in Section 408(k) of the Code, or (3) a salary reduction arrangement, within the meaning of
Section 3121(a)(5)(D) of the Code, and the elective deferrals, as defined in
Section 402(g)(3) of the Code, made under such other arrangement(s) and this Plan cumulatively exceed the dollar limit under Section 3.8(a) for such Participant's taxable year, the Participant may, not later than March 1 following the close of his taxable year, notify the Committee in writing of such excess and request that the Compensation Deferrals made on his behalf under this Plan be reduced by an amount specified by the Participant.

The Committee may then determine to distribute such excess in the same manner as provided in Section 3.8(b).

                  SECTION 3.9 SECTION 401(k) LIMITATIONS ON COMPENSATION DEFERRALS.

                  (a) The Committee will estimate, as soon as practical before the close of the Plan Year and at such other times as the Committee in its discretion determines, the extent, if any, to which Compensation Deferral treatment under Section 401(k) of the Code may not be available to any Participant or class of Participants. In accordance with any such estimate, the Committee may modify the limits in Section 3.2(a), or set initial or interim limits, for Compensation Deferrals relating to any Participant or class of Participants. These rules may include provisions authorizing the suspension or reduction of Compensation Deferrals above a specified dollar amount or percentage of Compensation.

                  (b) For each Plan Year, an actual deferral percentage will be determined for each Participant equal to the ratio of the total amount of the Participant's Compensation Deferrals allocated under Section 3.2(a) for the
Plan Year divided by the Participant's Compensation in the Plan Year. For purposes of this Section 3.9, "Compensation" shall meet the requirements of
Section 414(s) of the Code and Treasury Regulations. For Plan Years commencing on or before December 31, 1996, in the case of family members treated as a single Highly Compensated Employee under Paragraph (a)(v) of the definition of "Highly Compensated Employee" in
Article I, in accordance with the family aggregation rules of Section
414(q)(6) of the Code, the actual deferral percentage shall be determined by combining the Compensation Deferrals and Compensation of all eligible family members. Except to the extent taken into account in the preceding sentence, the Compensation Deferrals and Compensation of such family members shall be disregarded for purposes of determining the actual deferral percentages for the group of non-Highly Compensated Employees under this Section 3.9. An Employee's Compensation taken into account for this purpose shall be limited to Compensation received during the Plan Year while the Employee is a Participant. Except as otherwise provided in this Section 3.9(b), with respect to Participants who have made no Compensation Deferrals under this Plan, such actual deferral percentage will be zero.

                  (c) The average of the actual deferral percentages for Highly Compensated Employees ("High Average") when compared with the average of the actual deferral percentages for non-Highly Compensated Employees ("Low Average") must meet one of the following requirements:

                  (1) The High Average is no greater than 1.25 times the Low Average; or

                  (2) The High Average is no greater than two times the Low Average, and the High Average is no greater than the Low Average plus two percentage points.

                  (d) If, at the end of a Plan Year, a Participant or class of Participants has excess Compensation Deferrals, then the Committee may elect, at its discretion, to pursue any of the following courses of action or any combination thereof:

                  (i) Excess Compensation Deferrals, and any earnings attributable thereto through the end of the Plan Year, may be distributed to the Participant within the 2-1/2 month period following the close of the Plan Year to which the excess Compensation Deferrals relate to the extent feasible, but in all events no later than 12 months after the close of such Plan Year. A Participant's Supplemental Compensation Deferrals, and any earnings thereon, shall be distributed prior to his or her Matched Compensation Deferrals, and any earnings thereon.

                  (ii) The Company, in its discretion, may make a contribution to the Plan, which will be allocated as a fixed dollar amount among the Accounts of some or all non-Highly Compensated Employees (as determined by the Company) who have met the requirements of Section 2.1. Such contributions shall be fully (100%) vested at all times, and shall be subject to the withdrawal restrictions which are applicable to Compensation

         Deferrals. Such contributions shall be considered "Qualified Non-Elective Contributions" under applicable Treasury
         Regulations.

Any such excess Compensation Deferrals distributed from the Plan with respect to a Participant for a Plan Year shall be reduced by any amount previously distributed to such Participant under Section 3.8(b) for the Participant's taxable year ending with or within such Plan Year.

                  (e) The amount of the excess Compensation Deferrals will be determined by the Committee by reducing the actual deferral percentage of the Highly Compensated Employee(s) with the highest actual deferral percentage to the extent required to enable the Plan to meet the limits in (c) above or to cause the actual deferral percentage of such Highly Compensated Employee(s) to equal the actual deferral percentage of the Highly Compensated Employee(s) with the next-highest actual deferral percentage. The process in the preceding sentence shall be repeated until the Plan satisfies the limits in
(c) above. In the case of family members subject to the family aggregation rules of Section 414(q)(6) of the Code, excess Compensation Deferrals will be allocated among family members in proportion to the Compensation Deferrals of each family member that have been combined under Section 3.9(b) above. Effective for Plan Years commencing after December 31, 1996, the amount of the excess Compensation Deferrals will be determined by the Committee by reducing the Compensation Deferrals of the

Highly Compensated Employee(s) with the highest actual Compensation Deferrals to the extent required to enable the Plan to meet the limits in (c) above or to cause the amount of such deferrals to equal the Compensation Deferrals of the Highly Compensated Employee(s) with the next-highest actual Compensation Deferrals. The process in the preceding sentence shall be repeated until the Plan satisfies the limits in (c) above. The earnings attributable to excess Compensation Deferrals will be determined in accordance with Treasury Regulations. The Committee will not be liable to any Participant (or his Beneficiary, if applicable) for any losses caused by inaccurately estimating or calculating the amount of any Participant's excess Compensation Deferrals and earnings attributable to the Compensation Deferrals.

                  (f) If the Committee determines that an amount to be deferred pursuant to the election provided in Section 3.2 would cause Company contributions under this and any other tax-qualified retirement plan maintained by any Company to exceed the applicable deduction limitations contained in Section 404 of the Code, or to exceed the maximum Annual Addition determined in accordance with Appendix A, the Committee may treat such amount in accordance with the rules in Section 3.9(d)(2) hereof.

                  (g) In the discretion of the Committee, the tests described in this section may be applied by aggregating the Plan with any other defined contribution plans permitted under the Code. For purposes of determining whether the

Plan satisfies the requirements of this Section 3.9, all Compensation Deferrals and Elective Contributions under any other Plan maintained by the Company which is aggregated with this Plan for purposes of Section 401(a) or 410(b) of the Code (other than Section 410(b)(2)(A)(ii)) are to be treated as made under a single plan. Furthermore, if two or more plans are permissively aggregated for purposes of the test described in this section, the aggregated plans must also satisfy Code Sections 401(a)(4) and 410(b) as though they were a single plan.

                  SECTION 3.10 SECTION 401(m) LIMITATIONS ON PARTICIPANT CONTRIBUTIONS AND MATCHING COMPANY CONTRIBUTIONS.

                  (a) The Committee will estimate, as soon as practicable, before the close of the Plan Year and at such other times as the Committee in its discretion determines, the extent to which Participant Contributions and/or Matching Company Contributions may not be available to any Participant or class of Participants under Code Section 401(m). In accordance with any such estimate, the Committee may modify the limits in Section 3.1 or set initial or interim limits, for Participant Contributions and/or Matching Company Contributions relating to any Participant or class of Participants. The tests of this Section 3.10 shall be performed separately with respect to the Company and Participating Employers together with their respective Affiliated Employers.

                  (b) For each Plan Year, a contribution percentage will be determined for each Eligible Employee equal to the ratio of the total amount of the Participant Contributions and Matching Company Contributions allocated under Sections 3.1 and 4.1 for the Plan Year divided by the Eligible Employee's Compensation in the Plan Year during which the Eligible Employee was eligible to participate in the Plan. For Plan Years commencing on or before December 31, 1996, in the case of family members treated as a single Highly Compensated Employee under Paragraph (a)(v) of the definition of "Highly Compensated Employee," in accordance with the family aggregation rules of Section 414(q)(6) of the Code, the contribution percentage shall be determined by combining the Participant Contributions, Matching Company Contributions and Compensation of all eligible family members. Except to the extent taken into account in the preceding sentence, the Participant Contributions, Matching Company Contributions, and Compensation of such family members shall be disregarded for purposes of determining the average of the contribution percentages for the group of non-Highly Compensated Employees under this Section 3.10(b). Except as otherwise provided in this
Section 3.10(b), with respect to Eligible Employees who have made no Participant Contributions and for whom there were no Matching Contributions under this Plan, such contribution percentage will be zero.

                  (c) The average of the contribution percentages for Highly Compensated Employees ("High Average") when compared with the average of the contribution percentages for non-Highly Compensated Employees ("Low Average") must meet one of the following requirements:

                           (i) The High Average is no greater than 1.25 times the Low Average; or

                           (ii) The High Average is no greater than two times the Low Average, and the High Average is no greater than the Low Average plus two percentage points.

                           (iii) If, at the end of a Plan Year, a
Participant or class of Participants has excess contributions, then the Committee may elect, at its discretion, to pursue any of the following courses of action or any combination thereof:

                                      (1)  Matching Company Contributions
(and any earnings attributable thereto through the end of the Plan Year) that are not vested may be forfeited.

                                      (2)  Excess Participant Contributions
and excess Matching Company Contributions (and any earnings attributable to such excess amounts through the end of the Plan Year) may be distributed to the Participant within the 2-1/2 month period following the close of the Plan Year to the extent feasible, and in all events no later than 12 months after the close of the Plan Year. The Company may distribute the Participant Supplementary Contributions before distributing any Participant Matched Contributions or may distribute (or forfeit pursuant to clause i above) Matching Company Contributions prior to distributing any Participant Matched Contributions.

                  (e) The amount of excess Participant Contributions and Matching Company Contributions shall be determined by the Committee by reducing the contribution percentage of the Highly Compensated Employees with the highest contribution percentage to the extent required to enable the Plan to meet the limits in (c) above or to cause the contribution percentage of such Participants to equal the contribution percentage of the Highly Compensated Employees with the next-highest contribution percentage. The process in the preceding sentence shall be repeated until the Plan satisfies the limits in (c) above. The earnings attributable to excess contributions will be determined in accordance with Treasury Regulations. The Company and Committee will not be liable to any Participant (or to his Beneficiary, if applicable) for any losses caused by inaccurately estimating or calculating the amount of any Participant's excess contributions and earnings attributable to such contributions.

                  (f) For purposes of performing the tests described in this Section:

                           (i)   if, for purposes of meeting the
         requirements of Sections 401(m), 401(a)(4) and 410(b) of the Code (other than Section 410(b)(2)(A)(ii) of the

         Code), this Plan is aggregated with any other plan(s) of the Company which provide for elective deferrals, employer matching and/or employee after-tax contributions, then all contributions subject to
         Section 401(m) of the Code that are made under this Plan and such other plan(s) shall be treated as having been made under one plan; and

                           (ii) if any Highly Compensated Employee under this Plan participates in any other plan(s) of the Company which provide for elective deferrals, employer matching and/or employee after-tax contributions, then all contributions made by such Highly
         Compensated Employee under this Plan and such other plan(s) shall be treated as having been made under one plan.

                  SECTION 3.11 ROLLOVER CONTRIBUTIONS.

                  (a) An Eligible Employee, regardless of whether he has satisfied the participation requirements of Section 2.1 who, as a result of a termination of employment, disability or attainment of age 59-1/2, has received a distribution from a plan which meets the requirements of Section 401(a) of the Code may, in accordance with procedures approved by the Committee, transfer the distribution received from the other plan to the Trust; provided that the distribution is eligible for rollover treatment and exclusion from the gross income of the Participant in accordance with Section 402(a)(5) of the Code.

                  (b) The Committee shall develop such procedures, and may require such information from an Employee desiring to make such a transfer, as it deems necessary or desirable to determine that the proposed transfer will meet the requirements of this Section. Upon approval by the Committee, the amount transferred shall be deposited in the Trust and shall be credited to an account which shall be referred to as the "Rollover Account." Such account shall be 100% vested in the Employee and shall share in income allocations as provided in the Plan, but shall not share in Company contribution allocations. Upon termination of employment, the total amount of the Employee's Rollover Account shall be distributed in accordance with
Article VI.

                  (c) Upon such transfer by an Eligible Employee who has not yet completed the participation requirements of Section 2.1, his Rollover Account shall represent his sole interest in the Plan until he becomes a Participant.

                                   ARTICLE IV

                              COMPANY CONTRIBUTIONS

                  SECTION 4.1 MATCHING COMPANY CONTRIBUTIONS. With respect to Participant's who have completed five or fewer Years of Service, at the time such Participant's contributions are paid to the Trustee, the Company will pay to the Trustee a corresponding contribution equal to fifty percent (50%) of the Participant Contributions or Compensation Deferrals for the payroll period of each such

Participant (reduced by certain forfeitures as provided in Section 6.3); provided that the maximum Matching Company Contribution made on behalf of any such Participant shall not exceed 3% of such Participant's Compensation during the payroll period. With respect to Participant's who have completed more than five Years of Service, at the time such Participant's contributions are paid to the Trustee, the Company will pay to the Trustee a corresponding contribution equal to seventy-five percent (75%) of the Participant Contributions or Compensation Deferrals for the payroll period of each such Participant (reduced by certain forfeitures as provided in Section 6.3); provided that the maximum Matching Company Contribution made on behalf of any such Participant shall not exceed 4.5% of such Participant's Compensation during the payroll period. Matching Company Contributions shall be deemed to be made first with respect to a Participant's Compensation Deferrals, and then, in the event that such Participant's Matching Company Contributions exceed the maximum amount which could have been made with respect to his or her Compensation Deferrals, with respect to his or her Participant Contributions. Notwithstanding the foregoing, to the extent determined by the Company, the Company may at its sole discretion make an additional Matching Contribution for any Plan Year on behalf of Participants whose Compensation does not exceed a specified dollar amount ("Eligible Participants"). Such additional Matching Company Contribution for a Plan Year shall be allocated among Eligible Participants who are Employees as of the last day of such Plan Year in the proportion that each such Eligible Participant's Matched Contributions for the Plan Year bears to the total of Matched Contributions by all such Eligible Participants for such Plan Year. Any additional Matching Company Contribution shall be made within the time prescribed under Section 404 of the Code and such contribution shall be deemed to be made with respect to that Participant's Compensation Deferrals.

                  The Company shall pay to the Trustee the Company Matching Contribution for any Plan Year within the time prescribed by law, including extensions of time for filing the Company's federal income tax return for the Company's taxable year ending with or within the Plan Year to which the contribution relates.

                  Contributions by the Company shall be made without regard to current and accumulated profits for the year; provided, however, that the Plan shall continue to be designed to qualify as a profit sharing plan for purposes of Sections 401(a) et seq. of the Code.

                  SECTION 4.2 ALLOCATION OF MATCHING COMPANY CONTRIBUTIONS. Contributions made by the Company for any payroll period shall be allocated to the Company Contribution Account maintained for the Participant on behalf of whom the contribution under Section 4.1 was made. No part of the contributions paid by the Company to the Trustee shall be recoverable by the Company, and it is intended that the contributions not be used for or diverted to purposes other than for the exclusive benefit of the Participants.

                  SECTION 4.3 CONTRIBUTION LIMITS. Notwithstanding anything else contained herein, the Annual Additions, to all the Accounts of a Participant shall not exceed the lesser of $30,000 (or, if greater, 1/4 of the defined benefit dollar limitation in effect under Section 415(b)(1) of the Code for the limitation year) or 25% of the Participant's Section 415 Compensation from the Company or Affiliated Employers during the Plan Year, in accordance with the provisions of Appendix A attached hereto.

                  SECTION 4.4 LIMIT OF DEDUCTIBLE CONTRIBUTIONS BY THE COMPANY. The amount of the contribution made by the Company or a Participating Employer for any fiscal year shall not exceed the amount deductible by such Company or Participating Employer for federal income tax purposes, including any amounts which may be carried forward.

                                    ARTICLE V

                             PARTICIPANT'S ACCOUNTS

                  SECTION 5.1 ACCOUNT BALANCES. There shall be maintained for each Participant a Participant Contribution Account, a Compensation Deferral Account, a Rollover Account, and a Company Contribution Account which shall show the dollar value of his current interest in the Trust Fund valued pursuant to Section 3.6, including the Participant

Contributions and Compensation Deferrals made by the Participant during the calendar month through such date, the Matching Company Contributions made during the calendar month through such date on behalf of each such Participant, and all forfeitures allocated to such Participant under this Plan during the calendar month through such date. For purposes of determining a Participant's basis in his Account under Section 72(e) of the Code, his interest in the Participant Contribution Account attributable to any pre-1987 Participant Supplementary Contributions and pre-1987 Participant Matched Contributions shall be separately accounted for.

                  SECTION 5.2 ALLOCATION OF EARNINGS, LOSSES AND CHANGES IN FAIR MARKET VALUE OF THE NET ASSETS OF THE FUNDS. Earnings, losses and changes in fair market value of the net assets of each fund comprising the Investment Funds shall be allocated as of the date provided in Section 3.6 to the Participant's Accounts in the ratio which the dollar value of the interest of each such Participant in the respective fund bears to the dollar value of the interests in such fund of all such Participants as of the most recent Valuation Date.

                  SECTION 5.3  VESTING OF PARTICIPANT'S INTERESTS.

                  (a) FULLY VESTED ACCOUNTS.  A Participant's
Participant Contribution Account, Compensation Deferral Account, and Rollover Account shall be 100% vested and nonforfeitable.

                  (b) COMPANY CONTRIBUTION ACCOUNT. A Participant's interest allocated to his Company Contribution Account shall become vested to the extent of twenty-five percent (25%) upon completion of two Years of Service and twenty-five percent (25%) for each additional Year of Service. Therefore, a Participant shall be fully vested in his Company Contribution Account balance after five Years of Service. Any portion of the interest of a Participant which shall not have become vested as herein provided shall be a forfeitable interest.

                               (i)   With respect to an Employee who has a
One-Year Break in Service, such Employee's pre-break and post-break service will be aggregated for vesting purposes only after the Employee's post-break service is at least one year.

                               (ii)  If any Employee has five (5) or more
consecutive One Year Breaks in Service and the number of such consecutive Breaks in Service is greater than the number of Years of Service he had prior to such break, and if such Employee has no vested benefits under this Plan derived from contributions by the Company at the time of said break, then Years of Service prior to such break shall not be added to the Years of Service after such break for vesting purposes.

                  (c) DISCONTINUANCE OF CONTRIBUTIONS. If the Company shall, for any reason, completely discontinue its contributions to the Trust Fund, the entire interest of each

Participant in his Company Contribution Account shall be one hundred percent (100%) vested.

                  (d) VALUATION OF AMOUNTS DISTRIBUTABLE. The value of Participant Account balances shall be determined as of the Valuation Date immediately preceding the date of distribution.

                  (e) VESTING ON DEATH OR NORMAL RETIREMENT. When any Participant shall reach his Normal Retirement Age or shall die, or shall suffer total disability while an Employee, his entire interest in the Trust Fund shall become one hundred percent (100%) vested without regard to his period of employment.

                  (f) PLAN PROVISIONS GOVERN DISTRIBUTION. Any interest in the Trust Fund, whether forfeitable or vested, shall be and become payable to such Participant or his Beneficiaries only as and to the extent provided in this Plan, and a Participant or a former Participant who dies having designated a Beneficiary shall cease to have any interest hereunder or in his separate Account, and his Beneficiary shall become entitled to payment thereof solely as provided by the terms of this Plan.

                  (g) AMENDMENT OF VESTING SCHEDULE. If the vesting schedule under the Plan is amended or if the Plan is amended in any way that directly or indirectly affects the computation of a Participant's vested interest in the Trust Fund, each Participant who has completed at least three (3) Years of Service may elect, within a reasonable time after the adoption of the amendment, to continue to have such vested interest computed under the Plan without regard to such amendment. The period during which the election may be made shall commence with the date the amendment is adopted and shall end on the latest of: (i) 60 days after the amendment is adopted; (ii) 60 days after the amendment is effective; or (iii) 60 days after the Participant is issued written notice of the amendment.

                                   ARTICLE VI

                          DISTRIBUTION FROM TRUST FUND

                  SECTION 6.1 WHEN INTERESTS BECOME DISTRIBUTABLE AND EFFECT THEREOF.

                  (a) UPON DEATH, DISABILITY OR RETIREMENT. When a Participant dies, suffers total disability or retires, his entire interest in the Trust Fund as defined in this Plan, which shall have become one hundred percent (100%) vested as provided in Article V hereof, shall thereupon become distributable as hereinafter provided.

                  (b) UPON TERMINATION OF EMPLOYMENT. When a Participant's employment is terminated for any reason other than death, total disability or retirement, such portion of his interest in the Trust Fund as shall have become vested as provided in Article V hereof shall thereupon become distributable as hereinafter provided.

                  (c) EFFECT OF INTEREST BECOMING DISTRIBUTABLE. When a Participant's vested interest shall become distributable upon termination of employment for any reason, as provided in this Section 6.1, such Participant, or his designated Beneficiary, shall cease to have any further interest or participation in the Trust Fund, or any subsequent accrual or contributions thereto, except the right to receive, in accordance with this Plan, payment of the value of his vested Account balance.

                  SECTION 6.2  PAYMENT.

                  (a) DISTRIBUTION UPON RETIREMENT OR DISABILITY. A Participant whose termination of employment occurs on or after attaining Normal Retirement Age or Disability Retirement Date shall, prior to the commencement of benefits, make an election with respect to the method of payment of his interest in the Trust Fund. The Committee shall then institute one of the following methods of payment, as elected by the Participant, normally within ninety (90) days of said election to the extent administratively feasible:

                               (i)   Payment of the entire interest in cash
in a lump sum.

                               (ii)  Transfer of the entire interest to a
separate account for the Participant as described in Section 6.2(d), and payment thereof, including earnings to the Participant or Beneficiary, in substantially equal monthly installments not to exceed 120.

                  Notwithstanding the preceding provisions of this Section 6.2(a), no payment period shall extend beyond the maximum period prescribed under Section 401(a)(9)(A) of the Internal Revenue Code. In the event a Participant or Beneficiary shall fail to make a timely election with respect to the method of payment, payment shall be made in a cash lump sum and shall be made as soon as practicable following attainment of Normal Retirement Age or Disability Retirement Date.

             (b)  DISTRIBUTION UPON DEATH.

                  If such Participant's interest is to be distributed because of his death, his Beneficiary or Beneficiaries shall be paid the entire amount of his interest in a lump sum within ninety (90) days after the receipt of notice of death and any other documents deemed appropriate by the Committee to the extent administratively feasible; provided, however, if an election for payment other than lump sum is in effect under Section 6.2(a), the selected mode of payment shall continue, and the method of distribution shall be at least as rapid as in effect on the date of the Participant's death. However, a Beneficiary may make an election to have the Participant's interest payable in installments, as provided in Section 6.2(a). Neither the Trustee nor the Company shall in any way be responsible for payment of death taxes attributable to payment of benefits hereunder. Notwithstanding the preceding provisions of this Section 6.2(b), no payment period shall extend beyond the maximum period described by Code Section 401(a)(9), and, if payment is to be made in a lump sum, the Participant's interest shall be distributed within five (5) years of the Participant's death.

                  (c) DISTRIBUTION UPON TERMINATION OF EMPLOYMENT.
If a Participant's employment terminates prior to his Normal Retirement Age for any reason other than death or total disability, his vested interest in the Trust Fund shall be distributable in cash in a lump sum after receipt by the Committee of all required documentation, as follows:

                               (i)   In the case of a Participant whose
vested interest does not exceed $3,500, distribution shall be made within ninety (90) days following the Participant's termination of employment to the extent administratively feasible, whether or not the Participant consents to such distribution.

                               (ii)  In the case of a Participant whose
vested interest exceeds $3,500 distribution shall be made, to the extent administratively feasible, within ninety (90) days after the Participant's termination of employment, but only after the receipt by the Committee of the properly completed application of the Participant and any other required documentation to request distribution, including the Participant's consent to the distribution.

                               (iii) If a Participant described in (ii)
above fails to consent to distribution of his vested interest prior to ninety
(90) days following the Participant's termination of employment, the provisions of Section 6.2(d) shall apply. Such a Participant shall be deemed to have made an election to defer distribution to his Normal Retirement Age, unless prior to Normal Retirement Age and in accordance with (ii) above the Participant submits a request for an earlier distribution.

                  (d) TRANSFER FOR DEFERRED PAYMENTS. A terminated Participant's forfeitable interest in the Trust Fund, if any, and any vested interest of the Participant that is not distributed prior to ninety (90) days following the Participant's termination of employment, pursuant to (i) an election of an installment distribution under Section 6.2(a) or (ii) the deferral of the distribution under Section 6.2(c), shall be transferred to and held in the Short-Term Money Market Income Fund or equivalent fund as designated by the Committee.

                  (e) REQUIRED DISTRIBUTION DATE.

                               (i)  Unless a Participant elects otherwise
in writing, payment of benefits hereunder shall commence, notwithstanding anything to the contrary contained herein, no later than sixty days following the close of the later of the Plan Year in which (1) the Participant reaches Normal Retirement Age, (2) the Participant terminates employment, or (3) in which occurs the tenth anniversary of the year in which the Participant commenced participation in the Plan (unless the amount of the Participant's benefit has not been calculated by that date or the Participant cannot be located, in which case distribution shall begin no later than sixty days after the payment can be calculated or the Participant located).

                               (ii)  Notwithstanding anything to the
contrary contained herein, the distribution options under the Plan shall comply with Section 401(a)(9) of the Code and regulations promulgated thereunder, which are hereby incorporated by this reference as a part of the Plan. Accordingly, unless otherwise permitted by law, the entire interest of each Participant shall be distributed by April 1 of the calendar year following the calendar year in which the Participant reaches age 70-1/2. However, effective January 1, 1997 and only with respect to a Participant who is not a five percent (5%) owner of the Company or an Affiliated Employer at any time during Plan Year ending in the calendar year in which he or she attains age 70-1/2, and except as otherwise provided by law, such a Participant is not required to receive a distribution of his or her interest until the April 1 of the calendar year following the calendar year in which he or she retires. Except as provided by law, a Participant who reached age 70-1/2 before January 1, 1988 and who was not a five percent owner of the Company at any time during the Plan Year ending with or within the calendar year in which the Participant attains age 66-1/2 or thereafter, is not required to receive distribution of his interest until he separates from service.

                  SECTION 6.3 DISPOSITION OF FORFEITABLE INTEREST - EFFECT OF REHIRING.

                  (a) Subject to the provisions of (c) below, any forfeitable portion of a Participant's interest in the Trust Fund shall be forfeited as of the earlier of the date the Participant's vested interest is distributed to him, as provided in Section 6.2(c), or the date the Participant incurs five (5) consecutive Breaks in Service.

                  (b) Effective as of January 1, 1997, as of the last day of each Plan year, any and all amounts forfeited by Participants shall used to pay expenses and fees in connection with the administration of the Plan and Trust, except that if the Company pays such expenses and fees, then the amounts forfeited by Participants shall be applied to reduce future Matching Company Contributions by the Company or Participating Employer that made such contribution on behalf of the Participant.

                  (c) In accordance with such rules as the Committee may prescribe, there shall be restored to the Participant's credit in his Account the dollar value of any portion of a Participant's interest in the Trust Fund which was forfeited upon distribution of the Participant's vested interest in accordance with Section 6.2(c); provided, however, that such restoration shall be made only in the case of the Participant's reemployment as an Eligible Employee prior to sustaining five (5) consecutive one year Breaks in Service, and only if the Participant repays to the

Plan in cash no later than the fifth anniversary of his reemployment as an Eligible Employee, the amount of the distribution attributable to Company Matching Contributions and earnings thereon received at termination. The determination of the amount the Participant is required to repay in cash under this Subsection (c), and the determination of the dollar value of the forfeited amount required to be restored shall be made as of the Valuation Date the Participant's Account was valued for purposes of determining the amount of his distribution from the Trust Fund. No adjustment in the dollar value of the forfeited amount shall be made for any gains or losses of the Trust Fund between the applicable Valuation Date and the restoration of the dollar value of the forfeited portion of Participant's interest in the Trust Fund. The repaid amount and the Participant's restored interest in the Trust Fund shall upon repayment become a part of the Participant's new Account balance. Said forfeited interest shall be restored from forfeitures in the Plan Year of repayment, or as soon as available.

                  SECTION 6.4 SPENDTHRIFT TRUST PROVISIONS. Except as otherwise provided hereunder, all amounts payable hereunder by the Trustee shall be paid only to the person or persons entitled thereto, and all such payments shall be made directly into the hands of such person or persons and not into the hands of any other person or corporation whatsoever. The interests of any Participant or Beneficiary in the Trust Fund and/or any of the benefits, payments, proceeds or avails therefrom and under this Plan shall not be subject to claims of his creditors, or others, or subject to attachment, garnishment, execution or other process of law, and no Participant or Beneficiary shall have any right to alienate, assign, anticipate, commute, pledge or encumber his interest in the Trust Fund and/or any of the benefits, payments, proceeds or avails therefrom or under this Plan in any manner.

                  SECTION 6.5 WITHDRAWAL OF CONTRIBUTIONS. Effective on the last day of any given calendar month, or effective upon such other date as the Committee shall determine, a Participant may, upon giving notice as required by the Committee, withdraw a part of the dollar value of his Account subject to the following conditions and limitations:

                  (a) Such withdrawal must first be made from the Participant's pre-1987 Supplementary Contributions, if any, but exclusive of earnings thereon. A Participant who elects to make a withdrawal of his pre-1987 Supplementary Contributions under the provisions of this Subsection
(a) shall not be permitted to make further Participant Contributions or Compensation Deferrals until the beginning of the calendar month following a period of three months from the last day of the calendar month in which such withdrawal request is made.

                  (b) Upon exhaustion of the Participant's pre-1987 Supplementary Contributions, any further withdrawal must then be made from the Participant's pre-1987 Matched Contributions, if any, also exclusive of earnings thereon; provided, however, that any Participant withdrawing pre-1987 Matched Contributions shall not be permitted to make further Participant Contributions or Compensation Deferrals until the beginning of the calendar month following a period of three months from the last day of the calendar month in which such withdrawal request is made.

                  (c) Upon exhaustion of the Participant's pre-1987 Matched Contributions, if any, exclusive of earnings thereon, any further withdrawal must then be made from the Participant's post-1986 Participant Contributions and earnings allocable to his aggregate Participant Contributions under the Plan. Any such withdrawal shall be treated as an allocable withdrawal of his post-1986 Participant Contributions and of the earnings thereon in accordance with Section 72(e); provided, however, any withdrawal treated under Section 72(e) of the Code as a withdrawal of amounts contributed by the Participant shall be first allocable to the Participant's Supplementary Contributions and then to his Matched Contributions. A Participant who elects to make a withdrawal of any or all of his post-1986 Participant Contributions and earnings on his aggregate contributions under the provisions of this Subsection (c) shall not be permitted to make further Participant Contributions or Compensation Deferrals until the beginning of the calendar month following a period of three months from the last day of the calendar month in which such withdrawal request is made.

                  (d) Notwithstanding Subsections (a), (b), and (c), a Participant may at any time request a withdrawal from his or her Rollover Account.

                  (e) Notwithstanding Subsections (a), (b), and (c), in the case of a Participant who has withdrawn the total dollar value of his or her Participant Contributions, earnings allocable to such contributions, and his or her Rollover Account, withdrawals may be made in the following order: (i) first, from the Participant's Supplementary Compensation Deferrals, and (ii) second, from the Participant's Matched Compensation Deferrals; exclusive of any earnings thereon; provided, however, that a Participant must be determined by the Committee to have an immediate and heavy financial need and the amount withdrawn must be necessary to meet that need.

                  Subject to the approval of the Committee and guidelines promulgated by the Committee, withdrawals pursuant to this Subsection (e) may be permitted upon written request by the Participant to meet an immediate and heavy financial need resulting from:

                               (i)  Uninsured medical expenses previously
             incurred by the Participant, or the Participant's spouse or dependent or necessary to obtain such medical care;

                               (ii) The purchase (excluding mortgage payments) of a principal residence of the Participant;

                               (iii) The payment of tuition for the next 12
             months of post-secondary education for the Participant, or the Participant's spouse, children or dependents;

                               (iv)  The prevention of eviction of the
             Participant from his principal residence, or foreclosure on the mortgage of the Participant's principal residence; and

                               (v)   Any other event described in Treasury
             Regulations or rulings as an immediate and heavy financial need and approved by the Company as a reason for permitting distribution under this Subsection (e).

                               The Committee shall determine, in a uniform
             and non-discriminatory manner, whether a Participant has an immediate and heavy financial need. A hardship distribution may be made under this Subsection (e) only if such distribution does not exceed the amount required to meet the immediate financial need created by the hardship (including taxes or penalties reasonably anticipated from the distribution) and is not reasonably available from other resources of the Participant.

                  A Participant shall not be permitted to make any hardship withdrawals from his Accounts pursuant to this Subsection (e) until he has obtained all distributions, other than hardship distributions, and all non-taxable loans currently available under all qualified profit sharing and retirement plans maintained by the Company or an Affiliated Employer.

                  The Participant's request for a hardship withdrawal shall include his written statement that the need cannot be relieved: (i) through reimbursement or compensation by insurance or otherwise; (ii) by reasonable liquidation of the Participant's assets, to the extent such liquidation would not itself cause immediate and heavy financial need; (iii) by cessation of Participant Contributions or Compensation Deferrals under the Plan or by cessation of contributions to any other qualified or nonqualified plans of deferred compensation maintained by the Company or an Affiliated Employer; or
(iv) by other distributions or nontaxable loans currently available from plans maintained by the Company or an Affiliated Employer, or by borrowing from commercial sources on reasonable commercial terms; and a statement consenting to the suspension of his or her Participant Contributions and Compensation Deferrals as provided below.

                  A Participant who makes a hardship withdrawal shall make no further Participant Contributions or Compensation Deferrals under this Plan or any other qualified or nonqualified plan of deferred compensation (including stock purchase or stock option plans, but not including any cafeteria or other health or welfare plan) maintained by the Company or an Affiliated Employer until the beginning of the calendar month following a period of twelve months from the last day of the calendar month in which such withdrawal is made.

                  The Compensation Deferrals in the taxable year following a taxable year in which a Participant makes a hardship withdrawal shall not exceed: (1) the limit set forth in Section 3.8, minus (2) the amount of Compensation Deferrals made by such Participant in the taxable year in which such hardship withdrawal was made.

                  (f) Notwithstanding Subsections (a), (b), and (c), in the case of a Participant who has withdrawn the total dollar value of his or her Participant Contributions, earnings allocable to such contributions, and his or her Rollover Account, withdrawals may be made from the Company's Matching Contributions made with respect to that Participant's Participant Contributions and any earnings thereon, up to the full amount thereof; provided, however, that such Participant must be fully vested (100%) in Company contributions at the date of such a withdrawal, and must be determined by the Committee to have a hardship need. Participants shall not withdraw any Company Matching Contributions made with respect to Compensation Deferrals, or any earnings thereon. A Participant who makes a withdrawal pursuant to this Subsection (f) shall make no further Participant Contributions or Compensation Deferrals until the beginning of the calendar month following a period of three months from the last day of the calendar month in which such withdrawal is made.

                  Hardship determinations shall be made by in a uniform and non discriminatory manner. By way of example, and not limitation, hardship would be a financial hardship occurring in the personal affairs of a Participant because of:

                               (i) A financial need of long range proportion, such as a need for Participant's purchase of a primary home or residence or for the post-secondary education of Participant's children; or

                               (ii)  A financial need of large proportion,
             such as a need due to major destruction of Participant's residence when not covered by insurance; major loss of income caused by accident, sickness, or temporary disability of Participant; major loss of income caused by extended layoff of at least 90 days of Participant; major financial burden caused by death occurring in the immediate family of Participant; foreclosure on the mortgage of Participant's residence; and medical expenses of Participants who are eligible to participate in the Hilton Hotels Group Health Plans to the extent such expenses are not otherwise covered under those plans. Such election shall be effective as of the first day of the calendar month which is at least 30 days following the date the election is filed.

                  (g) If a Participant's Compensation Deferrals or Participant Contributions are suspended in the event of a withdrawal under this Section, such contributions shall not be resumed unless the Participant files a written election with the Committee to that effect.

                  (h) Withdrawals under this Section may not be in an amount less than the lesser of the amount contributed to the Plan by the Participant, or $500.00, and a period of 12 months must have elapsed since the last withdrawal, except for hardship withdrawals under Subsection (d) hereof.

                  SECTION 6.6 MISSING PARTICIPANT OR BENEFICIARY. If a Participant's vested interest cannot be distributed because such Participant or his Beneficiary or Beneficiaries cannot be located, the Trustee shall transfer the value of the Participant's interest in the Trust Fund to the fund described in Section 6.2(d) for the benefit of such Participant or Beneficiary. Thereafter, if the Committee fails to locate the Participant or Beneficiary entitled to a distribution, the entire amount set aside with respect to such payee, plus earnings, shall be forfeited as of the beginning of the calendar month coinciding with or next following the fifth anniversary of the date distribution of said vested interest was first attempted. Said forfeited amount shall be disposed of as provided in Section 6.3 hereof.

                  Should a Participant or Beneficiary to whom payment is due make a claim for his vested interest in the

Trust Fund, the vested interest so forfeited will be reinstated on behalf of such claimant. Said reinstated vested interest shall be paid from forfeitures arising in the Plan Year during which the claim is settled, or as soon as available from forfeitures.

     SECTION 6.7  DIRECT ROLLOVERS.

     (a) This Section 6.7 applies to distributions made on or after January 1, 1993. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a Distributee's election under this Section 6.7, a Distributee may elect, at the time and in the manner prescribed by the Committee, to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover.

     (b) ELIGIBLE ROLLOVER DISTRIBUTIONS: For purposes of this Section 6.7, an "Eligible Rollover Distribution" is any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include:

          (i) any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; and

         (ii) the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

     (c) ELIGIBLE RETIREMENT PLAN: For purposes of this Section 6.7, an "Eligible Retirement Plan" is an individual retirement account described in
Section 408(a) of the Code, an individual retirement annuity described in
Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code, that accepts the Distributee's Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution to the surviving spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.

     (d) DISTRIBUTEE: For purposes of this Section 6.7, a "Distributee" includes an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code, are Distributees with regard to the interest of the spouse or former spouse.

     (e) DIRECT ROLLOVER: For purposes of this Section 6.7, a "Direct Rollover" is a payment by the Plan to the Eligible Retirement Plan specified by the Distributee."

                                   ARTICLE VII

                    COMMITTEE, INVESTMENT AND ADMINISTRATION

     SECTION 7.1 APPOINTMENT OF COMMITTEE. The Committee shall consist of three or more members appointed by the Board of Directors of the Company. The Board of Directors shall by resolution appoint the original members of such Committee, and such members shall hold office until resignation, death or removal by the Board of Directors. The Committee may then select a Plan Administrator under the Plan.

     SECTION 7.2 GENERAL DUTIES AND POWERS OF COMMITTEE. The Committee shall be charged with the administration of this Plan and shall decide, subject to the terms of the Trust Agreement, all questions arising in the administration, interpretation and application of this Plan, including all questions of eligibility.

     The Committee shall, from time to time, direct the Trustee concerning the payments to be made out of the Trust Fund pursuant to this Plan and shall have such other powers respecting the administration of the Trust Fund as may be conferred upon it hereunder or under the Trust Agreement.

     Within a reasonable time after the last day of a calendar month, the Company shall certify to the Committee in writing the total amount of the Company's contribution to the Trust Fund for such month and such information from the Company's records with respect to Employees as the Committee may require in order to determine the identity and interests of the Participants and otherwise to perform its duties hereunder.

     Any certification by the Company of information to the Committee pursuant to this Plan shall, for all purposes of this Plan, be binding on all parties, provided that whenever any Employee proves to the satisfaction of the Company that his period of employment or his Compensation as so certified is incorrect, the Company shall correct such certification, all in accordance with the claims procedure provided herein.

     The determination of the Committee as to the identity of the respective Participants and as to their respective interests shall be binding upon the Company, the Trustee, the Employees, the Participants and all the Beneficiaries.

     In any matter affecting any member of the Committee in his individual capacity as a Participant hereunder, separate and apart from his status as a member of the group of Participants, such interested member shall have no authority or vote in the determination of such matter as a member of the Committee, but said Committee shall determine such matter as if said interested member were not a member of the Committee; provided, however, that this shall not be deemed to take from said interested member any of his rights hereunder as a Participant. In the event that the remaining members of the Committee should be unable to agree on any matter so affecting an interested member because of an equal division of voting, the Board of Directors shall appoint a temporary member of the Committee in order to create an odd number of voting members.

     SECTION 7.3 INVESTMENT POWERS AND DUTIES. The Committee may direct the Trustee with respect to the investment and reinvestment of the Trust Fund, and to the extent it exercises its power to direct the Trustee, shall be the Fiduciary with respect to investment, management and control of Trust assets.

     The Committee may transfer to the Trustee or an Investment Manager the authority and duty to direct the investment and management of all or a portion of the Trust assets. Upon such transfer the Trustee or the Investment Manager, as the case may be, shall be the Fiduciary with respect to the investment and management of such Trust assets and the Committee shall have no responsibility therefor. Any transfer of investment and management to the Trustee or to an Investment Manager may be revoked upon receipt by the Trustee and the Investment Manager, if applicable, of a notice to that effect by the Committee. The appointment, selection and retention of a qualified Investment Manager shall be solely the responsibility of the Committee. The Trustee is authorized and entitled to rely upon the fact that said Investment Manager is at all times a qualified Investment Manager until such time as the Trustee has received a written notice from the Committee to the contrary, as well as to rely upon the fact that said

Investment Manager is authorized to direct the investment and management of the assets of the aforesaid Trust until such time as the Committee shall notify the Trustee in writing that another Investment Manager has been named or, in the alternative, that the Investment Manager named has been removed and the responsibility for the investment and management of the Trust assets has been assumed by the Committee or has been transferred back to the Trustee, as the case may be.

     To the extent the Committee exercises its power to direct the Trustee with respect to the investment and management of all or a portion of the assets of the Trust Fund, the Trustee shall not be liable nor responsible for losses or unfavorable results arising from the Trustee's compliance with proper directions of the Committee which are made in accordance with the terms of the Plan and Trust and which are not contrary to the provisions of any applicable Federal or State statute regulating such investment and management of the assets of an employee benefit trust. To the extent authority and responsibility with respect to the investment and management of all or a portion of the Trust assets are transferred to an Investment Manager, the Trustee shall not be liable nor responsible in any way for any losses or other unfavorable results arising from the Trustee's compliance with investment or management directions received by the Trustee from the Investment Manager. Any directions by the Committee shall be in accordance with the Trust Agreement.

Any directions by an Investment Manager shall be in accordance with an agreement between said Manager, the Committee and the Trustee; provided, however, the Trustee shall be under no duty to question any directions of the Investment Manager nor to review any securities or other property of the Trust constituting assets thereof with respect to which an Investment Manager has investment responsibility, nor to make any suggestions to such Investment Manager in connection therewith. The Trustee shall, as promptly as possible, comply with any written directions given by the Committee or an Investment Management hereunder.

     The Trustee shall not be liable, in any manner nor for any reason, for the making or retention of any investment pursuant to such directions of the Investment Manager, nor shall the Trustee be liable for its failure to invest any or all of the Trust Funds in the absence of such written directions. In any event, neither the Committee nor any Investment Manager referred to above shall direct the purchase, sale or retention of any assets of the Trust Fund if such directions are not in compliance with the applicable provisions of the Act and any Regulations or Rulings issued thereunder. No Fiduciary shall permit the indicia of ownership of any of the Trust assets to be maintained at a location outside the jurisdiction of the District Courts of the United States, except as authorized by the Secretary of Labor.

     During such period or periods of time, if any, as the Committee or an Investment Manager is authorized to direct the investment and management of the Trust assets, the Trustee shall have no obligation to determine the existence of any conversion, redemption, exchange, subscription or other right relating to any of said securities purchased of which notice was given prior to the purchase of such securities, and shall have no obligation to exercise any such right unless the Trustee is informed of the existence of the right and is instructed to exercise such right, in writing, by the Committee or the Investment Manager, as the case may be, within a reasonable time prior to the expiration of such right.

     In the event the Committee or Investment Manager has the power to direct the Trustee in the investment of the Trust Fund, they shall have the power to direct the Trustee to invest and/or reinvest any and all money or property of any description at any time held by it and constituting a part of the Trust Fund in accordance with the investment powers enumerated in the Trust Agreement; providing investments are prudently made, with diversity to minimize risk of loss, and are not in conflict with other fiduciary rules hereunder and under the Trust Agreement.

     SECTION 7.4 ORGANIZATION OF COMMITTEE. The Committee may adopt such by-laws and regulations as it deems desirable for the conduct of its affairs and appoint one of its own members chairman and appoint a secretary and one or assistant secretaries and one or more other agents, none of whom need be a member of the Committee, but any of whom may, but need not be, an officer or employee of the Company. It may delegate to any agent such duties and powers, both ministerial and discretionary, as it deems appropriate, excepting only that all matters involving investment of funds, if applicable, interpretation of this Plan and settlement of disputes shall be determined by the Committee.

     Any member of the Committee may resign at any time by giving written notice to the other members and to the Secretary of the Company, effective as therein stated, otherwise upon receipt. Any member who leaves the employ of the Company shall be deemed to have resigned as a member on the date of his termination of employment. Any member of the Committee may, at any time, be removed by the Board of Directors.

     Upon the death, resignation or removal of any member, the Board of Directors shall at its next regular meeting, or at a special meeting if so desired, appoint by resolution a successor. Notice of appointment of a successor member shall be made by the Secretary of the Company in writing to the Trustee and to the Committee.

     SECTION 7.5 RECORDS AND REPORTS. The Committee shall keep accurate records of all of its proceedings, as well as such books of account, records and other data as may be necessary for the proper administration of the Plan. The Plan Administrator, unless the Plan is otherwise exempted by law, shall, within the time prescribed by law, prepare and submit to the Internal Revenue Service and the Company an Annual Report conforming with the requirements of the Employee Retirement Income Security Act of 1974, as amended, and any Regulations or Rulings thereunder. Notwithstanding anything herein to the contrary, the Plan Administrator shall fully comply with all reporting and disclosure requirements provided by law.

     SECTION 7.6 CLAIMS PROCEDURE. Claims for benefits or hardship withdrawal shall be filed with the Plan Administrator, who shall be required to give written notice to any Participant or Beneficiary who makes a claim under the Plan which claim is denied by the Committee. Unless additional time is required, such notice shall be given within ninety (90) days of receipt of the claim, and shall be sent to the Participant's or Beneficiary's last known address and shall set forth the specific reasons for denial of the benefit claimed, specify the pertinent Plan provisions on which the denial is based, describe any additional material or information necessary for the claimant to perfect the claim and explain why such material is necessary.
The notice must also explain the Plan's claim review procedure. The Participant, Beneficiary or a duly authorized representative, shall have sixty (60) days from the date such notice was given to submit a written request for review of his claims denial. He shall be entitled to review pertinent documents and submit issues and comments in writing, whereupon the entire Committee shall, unless additional time is required, within thirty (30) days of receipt of the request, hear such appeal and shall render a written decision within sixty (60) days thereafter.

     SECTION 7.7 MANNER OF ADMINISTERING. The Committee shall have full discretion to construe and interpret the terms and provisions of this Plan, which interpretation or construction shall be final and binding on all parties, including but not limited to the Company and any Participant or Beneficiary, except as otherwise provided by law. The Committee shall administer such terms and provisions in a uniform and nondiscriminatory manner and in full accordance with any and all laws applicable to the Plan.

     SECTION 7.8  COMPENSATION, BONDING, EXPENSES AND INDEMNITY.

     (a) The members of the Committee shall serve without compensation for their services hereunder.

     (b) Members of the Committee and any delegates shall be bonded to the extent required by Section 412(a) of ERISA and the regulations thereunder. Bond premiums and all expenses of the Committee or of any delegate who is an employee of the Company shall be paid by the Company and the Company shall furnish the Committee and any such delegate with such clerical and other assistance as is necessary in the performance of their duties.

     (c) The Committee is authorized at the expense of the Company to employ such legal counsel as it may deem advisable to assist in the performance of its duties hereunder. Expenses and fees in connection with the administration of the Plan and the Trust shall be paid from the Trust assets as provided in Article IX to the fullest extent permitted by law, unless the Company determines otherwise.

     (d) To the extent permitted by applicable state law, the Company shall indemnify and save harmless the Committee and each member thereof, the Board of Directors and any delegate of the Committee who is an employee of the Company against any and all expenses, liabilities and claims, including legal fees to defend against such liabilities and claims arising out of their discharge in good faith of responsibilities under or incident to the Plan, other than expenses and liabilities arising out of willful misconduct. This indemnity shall not preclude such further indemnities as may be available under insurance purchased by the Company or provided by the Company under any by-law, agreement or otherwise, as such indemnities are permitted under state law. Payments with respect to any indemnity and payment of any expenses and fees under this Section shall be made only from assets of the Company and shall not be made directly or indirectly from Trust assets.

                                  ARTICLE VIII

                        CONTINUANCE AND AMENDMENT OF PLAN

     SECTION 8.1  CONTINUANCE OF PLAN NOT A CONTRACTUAL OBLIGATION OF COMPANY
- IMPOSSIBILITY OF DIVERSION. It is the expectation of the Company that it will continue this Plan indefinitely, but the continuance of this Plan is not assumed as a contractual obligation by the Company, and the right is reserved to the Company by action of its Board of Directors at any time to discontinue this Plan. The discontinuance of this Plan by the Company shall not have the effect of revesting in the Company any part of the Trust Fund, except as specifically provided hereinafter. Upon the complete discontinuance of contributions by any Company, affected Participants shall be one hundred percent (100%) vested in their Account balances, and the Committee shall direct the Trustee to distribute the net amount available, after payment of any fees and expenses, in cash to the Participants entitled thereto according to their Account balances, in accordance with Section 6.2.

     In the event that the initial determination of the Commissioner of Internal Revenue as to the qualification of this Plan and the Trust hereunder under Sections 401 and 501(a) of the Federal Internal Revenue Code of 1954 or any amendments thereto effective prior to said initial determination, or the corresponding provisions of any later statute effective prior to said determination, shall be that this Plan and the Trust hereunder do not initially qualify under said sections, then the Company, by action of its Board of Directors, shall have the right to discontinue this Plan and the Trust hereunder and to cause all contributions made to the Trust hereunder by the Company to be returned to the Company, and Participants shall have their contributions returned as well.

     Under no circumstances, other than those of the preceding paragraph, shall any contributions by the Company to the Trust or any part of the Trust Fund be recoverable by the Company from the Trustee or from any Participant or former Participant, his Beneficiaries or other persons, or be used for or diverted to purposes other than for the exclusive benefit of Participants and their Beneficiaries and defraying the reasonable expenses of the Plan.

     SECTION 8.2 CONSOLIDATION OR MERGER. In the event of the consolidation or merger of the Company with or into any other business enterprise, or the sale by the Company of its assets or stock, the resulting successor enterprise may continue the Plan by formally adopting the same and by executing a proper supplemental agreement to the Trust Agreement with the Trustee; provided, however, that such continuation shall be allowed only with the express written authorization of the Board of Directors of the Company; and provided, further, that in the case of any merger or consolidation with or transfer of assets or liabilities to any other plan, each Participant in the Plan must, if the Plan is then terminated, receive a benefit immediately after the merger, consolidation, or transfer which is equal to or greater than the benefit he would have been entitled to receive immediately before the merger, consolidation or transfer. If, within ninety (90) days from the effective date of such consolidation, merger or sale of assets, the Board of Directors of the Company does not authorize continuation or such successor does not adopt the Plan, the Plan shall be terminated in accordance with Section 8.4.

     SECTION 8.3 AMENDMENTS. The Company, by action of the Board of Directors, may at any time and from time to time amend this Plan; provided, however, that no amendment shall be made at any time pursuant to which the Trust Fund may be diverted to purposes other than for the exclusive benefit of the Participants and their Beneficiaries, and provided further that no amendment shall decrease the percentage of the interest of any Participant which shall theretofore have become vested, nor shall any amendment discriminate in favor of employees who are officers, shareholders, or highly compensated employees, and further that no amendment shall be made which affects the rights, duties or responsibilities of the Trustee without the Trustees approval, and further if any amendment changes the vesting schedule, any Participant with three or more Years of Service may, by filing a written request thereto with the Company within sixty (60) days after he has received notice of such amendment, elect to have his vested percentage computed under the vesting schedule in effect prior to the amendment. Notice and disclosure of amendments shall be given by the Plan Administrator in accordance with law.

     Notwithstanding anything herein to the contrary, however, this Plan may be amended at any time if necessary to conform to the provisions and requirements of the Federal Internal Revenue Code, the provisions and requirements of the Revenue and Taxation Code of the State of California with respect to employee benefit trusts or any amendments thereto, or regulations issued pursuant thereto, or any similar act, and the Employee Retirement Income Security Act of 1974 or any amendments thereto, or regulations, orders or rulings issued pursuant thereto; and no such amendment shall be considered prejudicial to any interest of any Participant or Beneficiary.

     Amendments made by the Board of Directors as above shall bind all adopting corporations without further action on their part, unless the Board of Directors is otherwise notified within thirty (30) days of such amendment.

     SECTION 8.4 TERMINATION OF PLAN. While the Plan is intended as a permanent program, the Board of Directors reserves the right to terminate the Plan at any time. In the event of such termination or a partial termination, all affected Participants shall be one hundred percent (100%) vested, to the extent required by applicable law. To the extent permissible under Code
Section 411(a)(11), the Committee shall direct the Trustee to distribute the net amount available, after payment of any fees and expenses, in cash to the Participants entitled thereto according to their Account Balances. Any payments shall be made within a reasonable time following the effective date of the termination or a determination of the occurrence of a partial termination.

                                   ARTICLE IX

                       ADMINISTRATION OF THE TRUST FUND -

                         THE TRUST AGREEMENT - EXPENSES

     Concurrently with the adoption of this Plan, the Company has executed a Trust Agreement providing for the administration of the Trust Fund by the Trustee hereunder and containing such provisions as the Company has deemed appropriate with respect to the following: (a) powers and authority of the Trustee as to the investment and reinvestment of the Trust Fund, the income therefrom, and the general administration thereof, subject to an election by the Company regarding the right of the Committee or an Investment Manager to direct the Trustee with respect to investment of the Trust Fund; (b) the limitations on the liability of the Trustee; (c) authority of the Committee to settle the Accounts of the Trustee on behalf of all persons having any interest in the Trust Fund and from time to time to appoint a new Trustee in place of any then acting Trustee of the Trust Fund.

                                    ARTICLE X

                                  MISCELLANEOUS

SECTION 10.1 LOANS TO PARTICIPANTS.

     (a) Each Participant shall have the right, subject to prior approval by the Committee, to borrow from his Accounts. Application for a loan must be submitted by a Participant to the Committee on such form(s) as the Committee may require. Approval shall be granted or denied as specified in Subsection
(b), on the terms specified in Subsection (c). For purposes of this Section 10.1, but only to the extent required by Department of Labor Regulations
Section 2550.408b-1, the term "Participant" shall include any Employee, former Employee, Beneficiary or alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code, who is a party in interest and has an interest in the Plan that is not contingent.

     (b) The Committee shall grant any loan which meets each of the requirements of paragraphs (i), (ii) and (iii) below:

           (i) The amount of the loan, when added to the outstanding balance of all other loans to the Participant from the Plan or any other qualified plan of the Company or any Affiliate Company shall not exceed the lesser of:

               (1) $50,000, reduced by the excess, if any, of a Participant's highest outstanding balance of all loans from the Plan or any other qualified plan maintained by the Company or an Affiliated Employer during the preceding 12 months over the outstanding balance of such loans on the loan date, or

                (2) 50% of the value of the vested balance of the Participant's Compensation Deferral Account, Participant Contribution Account and Rollover Account;

           (ii)  The loan shall be for at least $1,000; and

          (iii) No more than one loan may be outstanding to a Participant at any time.

     (c) Each loan granted shall, by its terms, satisfy each of the following additional requirements:

           (i) Each loan must be repaid within five years (except that if the Committee is satisfied that the loan proceeds are being used to purchase the principal residence of a Participant, the Committee may, in its discretion, establish a term of up to 10 years for repayment);

          (ii) Each loan must require substantially level amortization over the term of the loan, with payments not less frequently than quarterly; and

         (iii) Each loan must be adequately secured, with the security to consist of the balance of the Participant's Accounts.

               (1) In the case of any Participant who is an active Employee, automatic payroll deductions shall be required as additional security.

               (2) In the case of any other Participant, the outstanding loan balance may at no time exceed 50% of the outstanding vested balance of the Participant's Accounts. If such limit is at any time exceeded, or if the Participant fails to make timely repayment, the loan will be treated as in default and become immediately payable in full.

               (3) The investment gain or loss attributable to the loan shall not be included in the calculation or allocation of the increase or decrease in fair market value of the Investment Funds. Instead, the entire gain or loss (including any gain or loss attributable to interest payments or default) shall be allocated to the Accounts of the Participant.

           (iv) Each loan shall bear reasonable rate of interest, which rate shall be the prime rate (as determined by the Committee) as of the last day of the quarter preceding the quarter in which the loan is made, plus one percent. Furthermore, the Participant's Accounts shall be charged a setup fee of $75 at the time the loan is made; such setup fee shall be paid to the Plan's recordkeeper.

     (d) All loan payments shall be transmitted by the Company to the Trustee as soon as practicable but not later than the end of the month during which such amounts were received or withheld. Each loan may be prepaid in full at any time. Any prepayment shall be paid directly to the Trustee in accordance with procedures adopted by the Committee.

     (e) Each loan shall be evidenced by a promissory note executed by the Participant and payable in full to the Trustee, not later than the earliest of (1) a fixed maturity date meeting the requirements of Subsection (c)(i) above, (2) the Participant's death, or (3) the termination of the Plan. Such promissory note shall evidence such terms as are required by this section.

     (f) The Committee shall have the power to modify the above rules or establish any additional rules with respect to loans extended pursuant to this section. Such rules may be included in a separate document or documents and shall be considered a part of this Plan; provided, each rule and each loan shall be made only in accordance with the regulations and rulings of the Internal Revenue Service and Department of Labor and other applicable state or federal law. The Committee shall act in its sole discretion to ascertain whether the requirements of such regulations and rulings and this section have been met.

     SECTION 10.2 LIMITS ON EMPLOYEES' RIGHTS. Neither the action of the Company in establishing this Plan, nor any action taken by it or the Committee under the provisions hereof, nor any provision of this Plan shall be construed as giving to any Employee of the Company the right to be retained in its employ or any right to any payment whatsoever, except to the extent of the benefits provided for by this Plan to be paid from the Trust Fund. The Company expressly reserves its rights at any time to dismiss any Employee without any liability for any claim against the Trust Fund for any payment whatsoever except to the extent provided for in this Plan, or against the Company. This Plan is strictly a voluntary undertaking on the part of the Company and shall not be deemed to constitute a contract between the Company and any Employee, or to be a consideration for, or an inducement or condition of, the employment of any Employee.

     SECTION 10.3 TRANSFERS OF PARTICIPANTS. A Participant who leaves the employment of a Company or entity participating in the Plan and forthwith is employed by transfer to another Company or entity participating in the Plan, shall continue to be a Participant, and his vesting and benefit accumulation shall continue without interruption.

     A Participant who leaves the employment of a Company or entity participating in the Plan, and forthwith is employed by transfer (not an authorized leave of absence) to an Affiliated Employer or entity or property not participating in the Plan, may continue to be a Participant, and, subject to the provisions of the definition of Year of Service contained in Article I, his vesting shall continue without interruption, but he may no longer continue to contribute to the Plan.

     SECTION 10.4 CONTEXT TO CONTROL. The headings of articles and sections are included solely for convenience of reference, and if there be any conflict between such headings and the text of this Plan, the text shall control.

     SECTION 10.5 CONSTRUCTION. The masculine gender shall be deemed to include the feminine, and the singular the plural, unless the context clearly indicates to the contrary.

     SECTION 10.6 QUALIFIED DOMESTIC RELATIONS ORDERS. Notwithstanding any other provision of this Plan to the contrary, the Committee may comply with the terms of a qualified domestic relations order (within the meaning of such term under Section 414(p) of the Internal Revenue Code). Consistent with the preceding sentence, payments to an alternate payee pursuant to a qualified domestic relations order may be made prior to the time the Participant attains "earliest retirement age" (as defined in Section 414(p)(4)(B) of the Internal Revenue Code).

     SECTION 10.7 ACTION BY PARTICIPANT OR OTHER PERSON. Whenever an election or consent or similar action is authorized by a Participant or other person, such election, consent or action shall be taken in such form and manner as is satisfactory to the Committee, in addition to satisfying applicable requirements of the Plan.

     SECTION 10.8 RECEIPT OR RELEASE. Any payment to any Participant or Beneficiary in accordance with the provisions of the Plan shall, to the extent thereof, be in full satisfaction of all claims against the Trustee, the Committee, and the Company. The Trustee may require such Participant or Beneficiary, as a condition precedent to such payment, to execute a receipt and release to such effect.

     SECTION 10.9 PERSONS UNDER INCAPACITY. In the event any amount is payable under the Plan to a person for whom a conservator has been legally appointed, the payment shall be distributed to the duly appointed and currently acting conservator, without any duty on the part of the Committee to supervise or inquire into the application of any funds so paid.

     SECTION 10.10 TOP-HEAVY PLAN REQUIREMENTS. For any Plan Year for which this Plan is a top-heavy plan as defined in Section B.3 of Appendix B, attached hereto, and despite any other provisions of this Plan to the contrary, this Plan will be subject to the provisions of Appendix B.

                                   ARTICLE XI

                         LAW GOVERNING AND SEVERABILITY

     This Plan shall be construed, regulated and administered under ERISA, and to the extent federal law is inapplicable, under the laws of the State of California, and the Committee and the Trustee shall be liable to account only in the courts of that State. All contributions received by the Trustee hereunder shall be deemed to have been received in that State.

     In the event any provision of this Plan shall be held illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining provisions of this Plan, which shall be fully severable, and this Plan shall be construed and enforced as if said illegal or invalid provisions had never been inserted.

This Restatement is executed this ____________ day of __________, 1996



                                                HILTON HOTELS CORPORATION


                                                By _______________________

                                                Its ______________________

                                   APPENDIX A

                             ANNUAL ADDITION LIMITS



     Section 4.3 of the Plan shall be construed in accordance with this Appendix A. Unless the context clearly requires otherwise, words and phrases used in this Appendix A shall have the same meanings that are assigned to them under the Plan.

A.1 - DEFINITIONS.

     As used in this Appendix A, the following terms shall have the meanings specified below.

     "Annual Additions" shall mean the sum credited to a Participant's Accounts for any Plan Year of (a) Company contributions, (b) voluntary contributions, (c) forfeitures, (d) amounts credited after March 31, 1984 to an individual medical account, as defined in Section 415(l)(2) of the Code which is part of a Defined Benefit Plan maintained by the Company, and (e) amounts derived from contributions paid or accrued after December 31, 1985, in taxable years ending after such date, which are attributable to post-retirement medical benefits allocated to the separate account required with respect to a key employee (as defined in Section B.2(e) of Appendix B to the Plan) under a welfare benefit plan (as defined in Section 419(e) of the
Code) maintained by the Company.

     "Defined Benefit Plan" means a plan described in Section 414(j) of the Code.

     "Defined Contribution Plan" means a plan described in Section 414(i) of the Code.

     "Defined Benefit Plan Fraction" shall mean a fraction, the numerator of which is the projected annual benefit (determined as of the close of the relevant Plan Year) of the Participant under all Defined Benefit Plans maintained by one or more Related Companies, and the denominator of which is the lesser of (a) the product of 1.25 multiplied by the dollar limitation in effect under Section 415(b)(1)(A) of the Code for the Plan Year, or (b) the product of 1.4 multiplied by the amount which may be taken into account under
Section 415(b)(1)(B) of the Code with respect to the Participant for the Plan Year.

     "Defined Contribution Plan Fraction" shall mean a fraction, the numerator of which is the sum of the annual additions to a Participant's accounts under all Defined Contribution Plans maintained by one or more Related Companies, and the denominator of which is the sum of the lesser of
(a) or (b) for such Plan Year and for each prior Plan Year of service with one or more Related Companies, where (a) is the product of 1.25 multiplied by the dollar limitation in effect under Section 415(c)(1)(A) of the Code for the Plan Year (determined without regard to Section 415(c)(6) of the Code), and (b) is the product of 1.4 multiplied by the amount which may be taken into account under

Section 415(c)(1)(B) of the Code (or Section 415(c)(7) of the Code, if applicable) with respect to the Participant for the Plan Year. Solely for purposes of this definition, contributions made directly by an Employee to a Defined Benefit Plan which maintains a qualified cost-of-living arrangement as such term is defined in Section 415(k)(2) shall be treated as Annual Additions. Notwithstanding the foregoing, the numerator of the Defined Contribution Plan Fraction shall be adjusted pursuant to Treasury Regulations 1.415-7(d)(1), Questions T-6 and T-7 of Internal Revenue Service Notice 83-10, and Questions Q-3 and Q-14 of Internal Revenue Service Notice 87-21.

     "Section 415 Compensation" shall mean a Participant's earned income, wages, salaries, and fees for professional services, and other amounts received for personal services actually rendered in the course of employment with an employer maintaining a plan (including, but not limited to, commissions paid salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips and bonuses), and excluding the following:

          (a) Employer contributions to a plan of deferred compensation which are not included in the Employee's gross income for the taxable year in which contributed or employer contributions under a simplified employee pension plan to the extent such contributions are deductible by the Employee, or any distributions from a plan of deferred compensation;

          (b) Amounts realized from the exercise of a non-qualified stock option, or when restricted stock (or property) held by the employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture;

          (c) Amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option; and

          (d) Other amounts which received special tax benefits, or contributions made by the employer (whether or not under a salary reduction agreement) towards the purchase of an annuity described in section 403(b) of the Code (whether or not the amounts are actually excludable from the gross income of the Employee).

Compensation for any limitation year is the compensation actually paid or includible in gross income during such year.

A.2 - ANNUAL ADDITION LIMITATIONS.

     (a) The compensation limitation of Section 4.3 of the Plan shall not apply to any contribution for medical benefits (within the meaning of Section 419A(f)(2)) after separation from service which is treated as an Annual Addition. In the event that Annual Additions to all the accounts of a Participant would exceed the limitations of Section 4.3 of the Plan, they shall be reduced in the following priority: (1) return of voluntary contributions to the Participant; (2) reduction of Company contributions.

     (b) If any Company or any Affiliated Employer contributes amounts, on behalf of Participants covered by the Plan, to other Defined Contribution Plans, the limitation on Annual Additions provided in Article IV of the Plan shall be applied to Annual Additions in the aggregate to the Plan and such other plans. Reduction of Annual Additions, where required, shall be accomplished by first refunding any voluntary contributions to Participants, then by reducing contributions under such other plans pursuant to the directions of the fiduciary for administration of such other plans or under priorities, if any, established by the terms of such other plans, and then, if necessary, by reducing contributions under the Plan.

     (c) In any case where a Participant under the Plan is also a participant under a Defined Benefit Plan or a Defined Benefit Plan and other Defined Contribution Plans maintained by the Company or an Affiliated Employer, the sum of the Defined Benefit Plan Fraction and the Defined Contribution Plan Fraction shall not exceed 1.0. Reduction of contributions to or benefits from all plans, where required, shall be accomplished by first reducing benefits under such other Defined Benefit Plan or plans, then by allocating any excess in the manner set out above with respect to the Plan, and finally by reducing contributions or allocating any excess contributions with respect to other Defined Contribution Plans, if any; provided, however, that adjustments necessary under this or the next preceding paragraph may be made in a different manner and priority pursuant to the agreement of the Committee and the administrators of all other plans covering such Participant, provided such adjustments are consistent with procedures and priorities prescribed by Treasury Regulations under Section 415 of the Code.

    (d) In the event the limitations of Section 4.3 of the Plan or this Appendix A are exceeded and the conditions specified in Treasury Regulations
Section 1.415-6(b)(6) are met, the Committee may elect to apply the procedures set forth in Treasury Regulations Section 1.415-6(b)(6).

                                  APPENDIX B

                              TOP-HEAVY PROVISIONS

     Section 10.10 of the Plan shall be construed in accordance with this Appendix B. Definitions in this Appendix B shall govern for the purposes of this Appendix B. Any other words and phrases used in this Appendix B, however, shall have the same meanings that are assigned to them under the Plan, unless the context clearly requires otherwise.

B.1 - GENERAL.

     This Appendix B shall be effective for Plan Years beginning on or after January 1, 1984. This Appendix B shall be interpreted in accordance with
Section 416 of the Code and the regulations thereunder.

B.2 - DEFINITIONS.

     (a) The "Benefit Amount" for any Employee means (1) in the case of any defined benefit plan, the present value of his normal retirement benefit, determined on the Valuation Date as if the Employee terminated on such Valuation Date, plus the aggregate amount of distributions made to such Employee within the five-year period ending on the Determination Date (except to the extent already included on the Valuation Date) and (2) in the case of any defined contribution plan, the sum of the amounts credited, on the Determination Date, to each of the accounts maintained on behalf of such Employee (including accounts reflecting any nondeductible employee contributions) under such plan plus the aggregate amount of distributions made to such Employee within the five-year period ending on the Determination Date. For purposes of this Section, the present value shall be computed using a 5% interest assumption and the mortality assumptions contained in the defined benefit plan for benefit equivalence purposes, provided that, if more than one defined benefit plan is being aggregated for top-heavy purposes, the actuarial assumptions which shall be used for testing top-heaviness are those of the plan with the lowest interest assumption, provided further that if the lowest interest assumption is the same for two or more plans, the actuarial assumptions used shall be that of the plan with the greatest value of assets on the applicable date.

     (b) "Company" means any company (including unincorporated organizations) participating in the Plan or plans included in the "aggregation group" as defined in this Appendix B.

     (c) "Determination Date" means the last day of the preceding Plan Year or, in the case of the first Plan Year of the Plan, the last day of the Plan Year.

     (d) "Employees" means employees, former employees, beneficiaries, and former beneficiaries who have a Benefit Amount greater than zero on the Determination Date.

     (e) "Key Employee" means any Employee who, during the Plan Year containing the Determination Date or during the four preceding Plan Years, is:

          (1) one of the ten Employees of a Company having annual compensation from such Company of more than the limitation in effect under Section 415(c)(1)(A) of the Code and owning (or considered as owning within the meaning of Section 318 of the Code) both more than a 1/2% interest and the largest interest in such Company (if two Employees have the same interest the Employee having the greater annual compensation from the Company shall be treated as having a larger interest);

          (2)  a 5% owner of a Company;

          (3) a 1% owner of a Company who has an annual compensation above $150,000; or

          (4) an officer of a Company having an annual compensation greater than 50% of the amount in effect under Section 415(b)(1)(A) of the Code for any such Plan Year (however, no more than the lesser of (A) 50 employees or (B) the greater of 3 employees or 10% of the Company's employees shall be treated as officers). For purposes of determining the number of employees taken into account under this Section B.2(e)(4), employees described in Section 414(q)(8) of the Code shall be excluded. For Plan Years commencing after

     December 31, 1996, "Section 414(q)(8)" in the preceding sentence shall be replaced with "Section 414(q)(5)."

     (f)  A "Non-Key Employee" means an Employee who is not a Key Employee.

     (g) "Valuation Date" means the first day (or such other date which is used for computing plan costs for minimum funding purposes) of the 12-month period ending on the Determination Date.

     (h) A "Year of Service" shall be calculated using the Plan rules that normally apply for determining vesting service.

     These definitions shall be interpreted in accordance with Section 416(i) of the Code and the regulations thereunder and such rules are hereby incorporated by reference. The term "Key Employee" shall not include any officer or employee of an entity referred to in Section 414(d) of the Code. For the purpose of this subsection, "compensation" shall mean compensation as defined in Section 414(q)(7) of the Code and shall be determined without regard to Sections 125, 402(a)(8), 402(h)(1)(B) or, in the case of employer contributions made pursuant to a salary reduction agreement, Section 403(b). For Plan Years commencing after December 31, 1996, "Section 414(q)(7)" in the preceding sentence shall be replaced with "Section 414(q)(4)."

B.3 - TOP-HEAVY DEFINITION.

     The Plan shall be top-heavy for any Plan Year if, as of the Determination Date, the "top-heavy ratio" exceeds 60%. The top-heavy ratio is the sum of the Benefit Amounts for all employees who are Key Employees divided by the sum of the Benefit Amounts for all Employees. For purposes of this calculation only, the following rules shall apply:

          (a) The Benefit Amounts of all Non-Key Employees who were Key Employees during any prior Plan Year shall be disregarded.

          (b) The Benefit Amounts of all employees who have not performed any services for any Company at any time during the five-year period ending on the Determination Date shall be disregarded; provided, however, if an Employee performs no services for five years and then again performs services, such Employee's Benefit Amount shall be taken into account.

          (c) (1) REQUIRED AGGREGATION. This calculation shall be made by aggregating any plans, of the Company or an Affiliated Employer, qualified under Section 401(a) of the Code in which a Key Employee participates or which enables this Plan to meet the requirements of Section 401(a)(4) or 410 of the Code; all plans so aggregated constitute the "aggregation group."

               (2) PERMISSIVE AGGREGATION. The Company may also aggregate any such plan to the extent that such plan, when aggregated with this aggregation group, continues to meet the requirements of Section 401(a)(4) and Section 410 of the Code.

     If an aggregation group includes two or more defined benefit plans, the actuarial assumptions used in determining an Employee's Benefit Amount shall be the same under each defined benefit plan and shall be specified in such plans. The aggregation group shall also include any terminated plan which covered a Key-Employee and which was maintained within the five-year period ending on the Determination Date.

          (d)  This calculation shall be made in accordance with
     Section 416 of the Code (including 416(g)(3)(B) and (g)(4)(A)) and the regulations thereunder and such rules are hereby incorporated by reference. For purposes of determining the accrued benefit of a Non-Key Employee who is a Participant in a defined benefit plan, this calculation shall be made using the method which is used for accrual purposes for all defined benefit plans of the Company, or if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under Section 411(b)(1)(C) of the Code.

B.4 - VESTING.

     Notwithstanding the vesting provisions of the Plan, if the Plan is top-heavy for any Plan Year, any Participant who completes one Hour of Service during any day of such Plan Year or any subsequent Plan Year and who terminates during any day of such Plan Year or any subsequent Plan Year shall be entitled to a vested benefit which is the greater of his vested interest pursuant to Section 5.2 of the Plan, or a vested interest at least equal to the product of (x) the benefit such Participant would receive under the Plan if he was 100% vested on the date of such termination times (y) the percentage shown below:

             NUMBER OF COMPLETED
               YEARS OF SERVICE                   PERCENTAGE
             --------------------                 ----------
                       2                              20%

                       3                              40%

                       4                              60%

                       5                              80%

                       6                             100%

Notwithstanding the foregoing, the nonforfeitable percentage of a Participant's benefit under the Plan shall not be less than that determined under the Plan without regard to the preceding vesting schedule. Such benefit shall be payable in accordance with the provisions of the Plan regarding payments to terminated Participants.

     Notwithstanding the preceding paragraph, if the Plan is no longer top-heavy in a Plan Year following a Plan Year in which it was top-heavy, a Participant's vesting percentage shall be computed under the vesting schedule that otherwise exists under the Plan. However, in no event shall a Participant's vested percentage in his accrued benefit be reduced. In addition, a Participant shall have the option of remaining under the vesting schedule set forth in this Section if he has completed three years of Vesting Service. The period for exercising such option shall begin on the first day of the Plan Year for which the Plan is no longer top-heavy and shall end 60 days after the later of such first day or the day the Participant is issued written notice of such option by the Company or the Committee.

B.5 - MINIMUM BENEFITS OR CONTRIBUTIONS, COMPENSATION
      LIMITATIONS AND SECTION 415 LIMITATIONS.

     If the Plan is top-heavy for any Plan Year, the following provisions shall apply to such Plan Year:

          (a) (1) Except to the extent not required by Section 416 of the Code or any other provision of law, notwithstanding any other provision of this Plan, if the Plan and all other plans which are part of the aggregation group are defined contribution plans, each Participant (and any other Employee required by Section 416 of the Code) other than Key employees shall receive an allocation of employer contributions and forfeitures from a plan which is part of the aggregation group at least equal to 3% (or, if lesser, the largest percentage allocated to any Key Employee for the Plan Year) of such Participant's compensation for such Plan Year (the "defined contribution minimum"). For purposes of this subsection, salary reduction contributions on behalf of a Key Employee must be taken into account. For purposes of this subsection, a non-Key Employee shall be entitled to a contribution if he is employed on the last day of the Plan Year (1) regardless of his level of compensation, (2) without regard to whether he has made any mandatory contributions required under the Plan, and (3) regardless of whether he has less than 1,000 Hours of Service (or the equivalent) for the accrual computation period.

          (2) Except to the extent not required by Section 416 of the Code or any other provision of law, notwithstanding any other provisions of the Plan, if the Plan or any other plan which is part of the aggregation group is a defined benefit plan each Participant who is a participant in any such defined benefit plan (who is not a Key Employee) who accrues a full Year of Service during such Plan Year shall be entitled to an annual normal retirement benefit from a defined benefit plan which is part of the aggregation group which shall not be less than the product of

     (1) the employee's average compensation for the five consecutive years when the employee had the highest aggregate compensation and (2) the lesser of 2% per Year of Service or 20% (the "defined benefit minimum"). A Non-Key Employee shall not fail to accrue a benefit merely because he is not employed on a specified date or is excluded from participation because (1) his compensation is less than a stated minimum or (2) he fails to make mandatory employee contributions. For purposes of calculating the defined benefit minimum, (1) compensation shall not include compensation in Plan Years after the last Plan Year in which the Plan is top-heavy and (2) a Participant shall not receive a Year of Service in any Plan Year before January 1, 1984 or in any Plan Year in which the Plan is not top-heavy. This defined benefit minimum shall be expressed as a life annuity (with no ancillary benefits) commencing at normal retirement age. Benefits paid in any other form or time shall be the actuarial equivalent (as provided in the plan for retirement benefit equivalence purposes) of such life annuity. Except to the extent not required by Section 416 of the Code or any other provisions of law, each Participant (other than Key Employees) who is not a participant in any such defined benefit plan shall receive the defined contribution minimum (as defined in paragraph (a)(1) above).

          (3) If a non-Key Employee is covered by plans described in both paragraphs (1) and (2) above, he shall be entitled only to the minimum described in paragraph (1), except that for the purpose of paragraph
     (1) "3% (or, if lesser, the largest percentage allocated to any key employee for the Plan Year)" shall be replaced by "5%". Notwithstanding the preceding sentence, if the accrual rate under the plan described in
     (2) would comply with this Section B.5 absent the modifications required by this Section, the minimum described in paragraph (1) above shall not be applicable.

          (b) For purposes of this Section, "compensation" shall mean all earnings included in the Employee's Form W-2 for the calendar year that ends within the Plan Year, not in excess of $200,000, adjusted at the same time and in the same manner as under Section 415(d) of the Code.

          (c) (1) Unless the Plan qualifies for an exception under Section B.5(c)(2), "1.0" shall be substituted for "1.25" in the definitions of Defined Benefit Plan Fraction and Defined Contribution Plan Fraction used in Appendix A to the Plan.

              (2) A Plan qualifies for an exception from the rule of Section B.5(c)(1) if the Benefit Amount of all Employees who are Key Employees does not exceed 90% of the sum of the Benefit Amounts for all Employees and one of the following requirements is met:

               (A) A defined benefit minimum of 3% per Year of Service (up to 30%) is provided;

               (B) For Participants covered only by a defined contribution plan, a defined contribution minimum of 4% is provided;

               (C) For Participants covered by both types of plans, benefits from the defined contribution minimum are comparable to the 3% defined benefit minimum;

               (D) The plan provides a floor offset where the floor is a 3% defined benefit minimum; or

               (E) A defined contribution minimum of 7-1/2% of compensation is provided for any non-Key Employee who is covered under both a defined benefit plan and a defined contribution plan (each of which is top-heavy) of a Company.

                                   APPENDIX C


                                                       SPECIAL EMPLOYEE
                                                        CLASSIFICATION
NAME OF EMPLOYER                                          LIMITATION
----------------                                       -----------------
Plan Sponsor:

    Hilton Hotels Corporation                                  None

Controlled Group Members:

    Palmer House Company                                       None

    Hotel Waldorf Astoria Corp.                                None

    Hilton Washington Corporation                              None

    Hotel Equipment Corporation                                None

    Hilton Casinos, Inc.                                       None

    Hilton San Diego Corporation                               None

    Hilton Inns, Inc.                                          None

    Hilton New Jersey Corp.                                    None

    Benco, Inc.                                                None

    Conrad International Investment Corp.                      None

    Conrad International Hotel Corp.                           None

Non-Controlled Group Subsidiaries:

    Hilton Hawaiian Village Joint Venture                      None

    Hilton Service Corporation                                 None

Managed Properties:

    Palacio Del Rio, Inc. (Hilton  Palacio Del Rio)            None

    S.A. Hotel, Inc.                                           None

    Bristol Corporation (Anchorage Westward Hilton)            None

                                                       SPECIAL EMPLOYEE
                                                        CLASSIFICATION
NAME OF EMPLOYER                                          LIMITATION
----------------                                       -----------------

    International Rivercenter (New Orleans Hilton)             None

    Koar-Pasadena Investment Partnership, G.P.
      (Pasadena Hilton)                                        None

    Hotelerama Associates Limited
      (Fontainebleu Hilton)                                    None

    Fortuna Ent. LP (Los Angeles Airport Hilton)               None

    Kuilima Resort Company (Turtle Bay Hilton)                 None

    Anaheim Hotel Partnership                                  None


                                       C-2